As filed with the Securities and Exchange Commission on April 29, 2020

Securities Act File No. 333-225588

Investment Company Act File No. 811-23325

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 21	☒
(Check appropriate box or boxes)

SIX CIRCLES® TRUST

(Exact Name of Registrant Specified in Charter)

383 Madison Avenue

New York, NY, 10179

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (212) 270-6000

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

With copies to:

Nora M. Jordan, Esq.
Abby L. Ingber, Esq.	Gregory S. Rowland, Esq.
J.P. Morgan Private Investments Inc.	Davis Polk & Wardwell LLP
4 New York Plaza, 19th Floor	450 Lexington Avenue
New York, NY 10004	New York, NY 10017

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☒	on April 30, 2020 pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 20 to the Registration Statement of Six Circles Trust (the “Trust”) relates only to the Six Circles Managed Equity Portfolio International Unconstrained Fund and Six Circles Managed Equity Portfolio U.S. Unconstrained Fund series of the Registrant. No information relating to the other series of the Registrant is amended or superseded hereby.

Prospectus

April 30, 2020

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

     Ticker: CMEUX

Six Circles Managed Equity Portfolio International Unconstrained Fund

     Ticker: CMIUX

This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or

disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on February 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Six Circles Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from a Fund. Instead, the reports will be made available on the Funds’ website (www.sixcirclesfunds.com/literature), and you or your J.P. Morgan representative, as applicable, will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, or otherwise, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund by contacting your J.P. Morgan representative or by calling us collect at 1-212-464-2070.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting your J.P. Morgan representative or by calling us collect at 1-212-464-2070. Your election to receive reports in paper will apply to all Six Circles Funds.

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund

Ticker: CMEUX

What is the goal of the Fund?

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%

Distribution (Rule 12b-1) Fees	NONE

Other Expenses[3]	0.08%

Total Annual Fund Operating Expenses	0.33%

Fee Waivers and Expense Reimbursements[1,2]	(0.22%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.11%

1

The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2021 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2

Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2021 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2021, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2021 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	11	84	163	397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 44.20% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund is generally unconstrained by any particular capitalization, style or industry sector. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also use derivatives, including futures contracts, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.

The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.

The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest

APRIL 30, 2020	1

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund (continued)

a higher percentage of its assets in the securities of fewer issuers.

The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public U.S. equity index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub-Adviser to replicate the performance of a public broad-based U.S. equity index, or a sub-index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a US Healthcare Index, with respect to a portion of the Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.

In allocating the assets of the Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time, or add other investment strategies, including active strategies, managed by the sub-advisers at any time. In making allocations among such indexed investment strategies and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.

BlackRock

BlackRock, the Sub-Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.

General Information

The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a sub-adviser. As such, the identity of the Fund’s sub-adviser or sub-advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a sub-adviser’s resignation or removal.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund is not designed to be a complete investment program. It is primarily intended to be part of a broader Managed Equity Portfolio investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader Managed Equity Portfolio investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

2	SIX CIRCLES® FUNDS

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic on public health and business and market conditions may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more

APRIL 30, 2020	3

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund (continued)

susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Real Estate Investment Trusts Risk. The Fund’s investments in securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including futures contracts, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Tracking Error Risk. In carrying out the investment program of the Fund, the Sub-Adviser will typically be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those Indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those Indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those Indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those Indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.

4	SIX CIRCLES® FUNDS

Transactions and Liquidity Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not operated for a full calendar year as of December 31, 2019. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Miles Wixon	Inception	Managing Director

Sub-Adviser

The Adviser currently intends to allocate Fund assets to BlackRock, the current Sub-Adviser to the Fund.

BlackRock

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Alan Mason	Inception	Managing Director
Suzanne Henige	2019	Director
Jennifer Hsui, CFA	Inception	Managing Director
Amy Whitelaw	Inception	Managing Director
Rachel Aguirre	Inception	Managing Director

Purchase and Sale of Fund Shares

The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. In particular, the Fund is designed to be an investment vehicle for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

APRIL 30, 2020	5

Six Circles® Managed Equity Portfolio International Unconstrained Fund

Ticker: CMIUX

What is the goal of the Fund?

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%

Distribution (Rule 12b-1) Fees	NONE

Other Expenses[3]	0.23%

Total Annual Fund Operating Expenses	0.48%

Fee Waivers and Expense Reimbursements[1,2]	(0.22%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.26%

1

The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2021 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2

Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2021 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.50% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2021, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2021 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	27	132	247	582

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 62.67% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country. Non-U.S. companies can be companies where: (i) the relevant security is issued outside the United States; (ii) the principal trading market for the relevant security is outside the United States; (iii) the company is organized under the laws of a non-U.S. country; (iv) the company derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country; or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the Fund’s focus, the Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage

6	SIX CIRCLES® FUNDS

properties. From time to time, the Fund may also use derivatives, including futures contracts, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.

The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.

The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.

The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public non-U.S. equity index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub-Adviser to replicate the performance of a public broad-based non-U.S. equity index, or a sub-index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a European Mid-Cap Index, with respect to a portion of the Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.

In allocating the assets of the Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time, or add other investment strategies, including active strategies, managed by the sub-advisers at any time. In making allocations among such indexed investment strategies and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.

BlackRock

BlackRock, the Sub-Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.

General Information

The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a sub-adviser. As such, the identity of the Fund’s sub-adviser or sub-advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a sub-adviser’s resignation or removal.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Adviser’s expectations regarding particular instruments or markets are not met.

APRIL 30, 2020	7

Six Circles® Managed Equity Portfolio International Unconstrained Fund (continued)

An investment in this Fund or any other fund is not designed to be a complete investment program. It is primarily intended to be part of a broader Managed Equity Portfolio investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader Managed Equity Portfolio investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic on public health and business and market conditions may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments

8	SIX CIRCLES® FUNDS

or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Depositary Receipts (ADRs and GDRs) Risk. The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. The Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt.

APRIL 30, 2020	9

Six Circles® Managed Equity Portfolio International Unconstrained Fund (continued)

Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Real Estate Investment Trusts Risk. The Fund’s investments in securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.

Derivatives Risk. Derivatives, including futures contracts, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Tracking Error Risk. In carrying out the investment program of the Fund, the Sub-Adviser will typically be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those Indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those Indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those Indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those Indexes do not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.

Transactions and Liquidity Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

10	SIX CIRCLES® FUNDS

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies, may be incorrect in view of actual market conditions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not operated for a full calendar year as of December 31, 2019. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Miles Wixon	Inception	Managing Director

Sub-Adviser

The Adviser currently intends to allocate Fund assets to BlackRock, the current Sub-Adviser to the Fund.

BlackRock

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Alan Mason	Inception	Managing Director
Suzanne Henige	2019	Director
Jennifer Hsui, CFA	Inception	Managing Director
Amy Whitelaw	Inception	Managing Director
Rachel Aguirre	Inception	Managing Director

Purchase and Sale of Fund Shares

The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. In particular, the Fund is designed as an investment vehicle for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

APRIL 30, 2020	11

More About the Funds

SIX CIRCLES MANAGED EQUITY PORTFOLIO U.S. UNCONSTRAINED FUND (“MEP U.S. UNCONSTRAINED FUND”)

Investment Objective

The MEP U.S. Unconstrained Fund’s objective is to provide capital appreciation.

This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

There can be no assurance that the MEP U.S. Unconstrained Fund will achieve its investment objective.

Principal Investment Strategies

Under normal circumstances, the MEP U.S. Unconstrained Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The MEP U.S. Unconstrained Fund is generally unconstrained by any particular capitalization, style or industry sector. The MEP U.S. Unconstrained Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the MEP U.S. Unconstrained Fund may also use derivatives, including futures contracts, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the MEP U.S. Unconstrained Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the MEP U.S. Unconstrained Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the fund or securities in the applicable Indexes.

The MEP U.S. Unconstrained Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.

The MEP U.S. Unconstrained Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.

J.P. Morgan Private Investments Inc., the MEP U.S. Unconstrained Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the MEP U.S. Unconstrained Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public U.S. index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub-Adviser to replicate the performance of a public broad-based U.S. equity index, or a sub-index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a US Healthcare Index, with respect to a portion of the MEP U.S. Unconstrained Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.

In allocating the assets of the MEP U.S. Unconstrained Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the MEP U.S. Unconstrained Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the MEP U.S. Unconstrained Fund at any time, or add other investment strategies, including active strategies, managed by the sub-advisers at any time. In making allocations among such indexed investment strategies and/or in changing the categories of indexed investment strategies and other investment strategies employed by the MEP U.S. Unconstrained Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the MEP U.S. Unconstrained Fund is exclusively designed. As such, the MEP U.S. Unconstrained Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.

BlackRock

BlackRock, the Sub-Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with

12	SIX CIRCLES® FUNDS

characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The MEP U.S. Unconstrained Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.

General Information

The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the MEP U.S. Unconstrained Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a sub-adviser. As such, the identity of the MEP U.S. Unconstrained Fund’s sub-adviser or sub-advisers, or the portion of the MEP U.S. Unconstrained Fund allocated to it or them, may change over time. Generally, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the MEP U.S. Unconstrained Fund and for placing orders for the MEP U.S. Unconstrained Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on certain MEP U.S. Unconstrained Fund transactions and manage a portion of the MEP U.S. Unconstrained Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the MEP U.S. Unconstrained Fund’s overall market exposure or to temporarily manage assets as a result of a sub-adviser’s resignation or removal.

The Adviser’s process for evaluating sub-advisers is described below in “The Funds’ Management and Administration.”

The MEP U.S. Unconstrained Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.

The MEP U.S. Unconstrained Fund will likely engage in active and frequent trading. The frequency with which the MEP U.S. Unconstrained Fund buys and sells securities will vary from year to year, depending on market conditions.

SIX CIRCLES MANAGED EQUITY PORTFOLIO INTERNATIONAL UNCONSTRAINED FUND (“MEP INTERNATIONAL UNCONSTRAINED FUND”)

Investment Objective

The MEP International Unconstrained Fund’s objective is to provide capital appreciation.

This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

There can be no assurance that the MEP International Unconstrained Fund will achieve its investment objective.

Principal Investment Strategies

Under normal circumstances, the MEP International Unconstrained Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The MEP International Unconstrained Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country. Non-U.S. companies can be companies where (i) the relevant security is issued outside the United States, (ii) the principal trading market for the relevant security is outside the United States, (iii) the company is organized under the laws of a non-U.S. country, (iv) the company derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the MEP International Unconstrained Fund’s focus, the MEP International Unconstrained Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The MEP International Unconstrained Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the MEP International Unconstrained Fund may also use derivatives, including futures contracts, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the MEP International Unconstrained Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the MEP International Unconstrained Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the fund or securities in the applicable Indexes.

APRIL 30, 2020	13

More About the Funds (continued)

The MEP International Unconstrained Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.

The MEP International Unconstrained Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.

J.P. Morgan Private Investments Inc., the MEP International Unconstrained Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the MEP International Unconstrained Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public non-U.S. equity index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub-Adviser to replicate the performance of a public broad-based non-U.S. equity index, or a sub-index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a European Mid-Cap Index, with respect to a portion of the MEP International Unconstrained Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.

In allocating the assets of the MEP International Unconstrained Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the MEP International Unconstrained Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the MEP International Unconstrained Fund at any time, or add other investment strategies, including active strategies, managed by the sub-advisers at any time. In making allocations among such indexed investment strategies and/or in changing the categories of indexed investment strategies and other investment strategies employed by the MEP International Unconstrained Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the MEP International Unconstrained Fund is exclusively designed. As such, the MEP International Unconstrained Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.

BlackRock

BlackRock, the Sub-Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The MEP International Unconstrained Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.

General Information

The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the MEP International Unconstrained Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a sub-adviser. As such, the identity of the MEP International Unconstrained Fund’s sub-adviser or sub-advisers, or the portion of the MEP International Unconstrained Fund allocated to it or them, may change over time. Generally, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the MEP International Unconstrained Fund and for placing orders for the MEP International Unconstrained Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on certain MEP International Unconstrained Fund transactions and manage a portion of the MEP International Unconstrained Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the MEP International Unconstrained Fund’s overall market exposure or to temporarily manage assets as a result of a sub-adviser’s resignation or removal.

The Adviser’s process for evaluating sub-advisers is described below in “The Funds’ Management and Administration.”

The MEP International Unconstrained Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.

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The MEP International Unconstrained Fund will likely engage in active and frequent trading. The frequency with which the MEP International Unconstrained Fund buys and sells securities will vary from year to year, depending on market conditions.

TEMPORARY DEFENSIVE AND CASH POSITIONS

Each of the Funds may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes to respond to unusual conditions or as part of its principal investment strategies (such as in a money market strategy managed by a sub-adviser). These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.

While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when the Adviser believes conditions warrant.

DIVERSIFICATION CLASSIFICATION

Each of the Funds is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund. Although non-diversified, the Funds must meet diversification standards to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. See Part II of the SAI for a description of these diversification standards.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

An investment in a Fund or any other fund is not designed to be a complete investment program. It is primarily intended to be part of a broader Managed Equity Portfolio investment program administered by the Adviser or its affiliates. The performance and objectives of a Fund should be evaluated only in the context of your complete investment program. The Funds are managed in such a fashion as to affect your assets subject to the broader Managed Equity Portfolio investment program and therefore changes in value of a Fund may be particularly pronounced and a Fund may underperform a similar fund managed without consideration of the broader investment program. The Funds are NOT designed to be used as a stand-alone investment.

The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of each Fund are described below.

Please note that the Funds also may use strategies that are not described in this section, but which are described in the “Investment Practices” section and in the Statement of Additional Information.

Risks Applicable to Both Funds

General Market Risk (both Funds). Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic on public health and business and market conditions may continue to have

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More About the Funds (continued)

a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Non-Diversified Fund Risk (both Funds). Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Liquidity Risk (both Funds). The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Equity Market Risk (both Funds). The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Equity Securities Risk (both Funds). Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.

Large Cap Company Risk (both Funds). To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.

Mid Cap Company Risk (both Funds). Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Smaller Company Risk (both Funds). Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Funds’ investments.

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Depositary Receipts (ADRs and GDRs) Risk (both Funds). The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Value Strategy Risk (both Funds). An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser or Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Adviser or Sub-Adviser believes will cause the stock price to increase do not occur.

Real Estate Investment Trusts Risk (both Funds). The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, and their value will be influenced by many factors including the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur later or earlier than expected and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

Tracking Error Risk (both Funds). In carrying out the investment program of the Funds, the Sub-Adviser will be instructed by the Adviser to replicate the performance of one or more Indexes, although the Funds are not passive index funds. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.

Allocation Risk (both Funds). The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.

Derivatives Risk (both Funds). The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and margin risk (the risk that additional margin will be required if the derivative security declines in value and if the Fund does not provide such additional margin in time, the seller may

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More About the Funds (continued)

liquidate the positions at a loss for which the Fund is liable). In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain of the Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. The Fund may also transact in contracts for difference, which may increase the Fund’s financial risk to the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Counterparty Risk (both Funds). The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.

Exchange-Traded Fund (ETF) and Investment Company Risk (both Funds). The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Industry and Sector Focus Risk (both Funds). At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

High Portfolio Turnover Risk (both Funds). The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.

Transactions and Liquidity Risk (both Funds). The Fund could experience a loss when selling securities to meet redemption requests by shareholders, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to

18	SIX CIRCLES® FUNDS

sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. In addition, the capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk with respect to any debt securities held by a Fund may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Foreign Securities and Emerging Markets Risk (both Funds). Investments in foreign issuers, foreign securities (including depositary receipts) or U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets.” Emerging market countries currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk (both Funds). The Fund may focus its investments in one or more geographic regions or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund. In addition to the more general Foreign Securities and Emerging Markets Risk, the Fund may be subject to the risks in the following regional areas.

Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Chinese companies.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government

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More About the Funds (continued)

measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the United Kingdom effectively remains in the European Union from an economic perspective but no longer has any political representation in the European Union parliament. There is considerable uncertainty relating to the potential consequences of such a withdrawal. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Convertible Securities and Contingent Convertible Securities Risk (both Funds). The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

The Fund may also invest in contingent securities structured as contingent convertible securities, also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure, including conversion risk. Contingent convertible securities are also subject to extension risk. There is no guarantee that the Fund will receive return of principal on contingent convertible securities. Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve.

Risks Applicable to MEP International Unconstrained Fund

Currency Risk (MEP International Unconstrained Fund). Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

For more information about risks associated with the types of investments that each Fund purchases, please read the “Investment Practices” section and the Statement of Additional Information.

DYNAMIC BENCHMARK INFORMATION

When presenting Fund performance information for the MEP U.S. Unconstrained Fund and MEP International Unconstrained Fund, each Fund may show, as a basis of comparison, in addition to the primary benchmark (which will be a broad-based index), the performance of a customized dynamic benchmark composed of the blended performance of the underlying Indexes to which the Adviser has allocated Fund assets to the Sub-Adviser, adjusted on a regular basis to reflect the index allocations instructed by the Adviser to the Sub-Adviser.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. In managing your JPM Program account, the Adviser and its parent company, JPMorgan

20	SIX CIRCLES® FUNDS

Chase & Co. (“JPMorgan”) and its affiliates may experience certain benefits and efficiencies from investing your account assets in the Funds instead of unaffiliated investment vehicles. However, any potential conflicts are substantially mitigated by the fact that the Adviser, through a management fee waiver, does not receive additional net advisory fees as a result of your account’s investment in the Funds and the Funds are generally not using JPMorgan and/or its affiliates to provide other services to the Funds for compensation. Note that JPMorgan and/or its affiliates, will continue to receive fees for managing the JPM Program accounts, including with respect to assets invested in the Funds, and a JPMorgan affiliate will continue to clear mutual fund trades, including trades in the Funds, for JPMorgan client accounts. The Adviser and/or its affiliates also may face conflicts of interest in their service as investment adviser to other clients, which may provide more compensation to the Adviser and/or its affiliates than the Funds. This creates a conflict of interest for the Adviser by providing an incentive to favor those clients, and from time to time, the Adviser may make decisions that differ from and/or negatively impact the investment and/or allocation decisions made by the Adviser on behalf of the Funds. In addition, JPMorgan and its affiliates provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Funds invest or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. Further, Fund portfolios may be affected because of regulatory restrictions applicable to JPMorgan and its affiliates. The Adviser may also acquire material non-public information which would negatively affect the Fund’s ability to transact in securities. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

The Chief Compliance Officer of the Funds and the Six Circles Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Funds and the Six Circles Trust. The Funds and the Six Circles Trust have implemented policies and procedures to seek to mitigate such conflicts.

For more information about conflicts of interest, see the “Potential Conflicts of Interest” section in the SAI.

APRIL 30, 2020	21

The Funds’ Management and Administration

The Funds are series of Six Circles Trust (the “Trust”), a Delaware statutory trust. The trustees of the Trust are responsible for overseeing all business activities.

The Funds’ Investment Adviser and Sub-Adviser

J.P. Morgan Private Investments Inc. (“JPMPI”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), serves as investment adviser to each Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds. JPMPI is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMPI is located at 383 Madison Avenue, New York, NY 10179. JPMPI is entitled to receive an annual fee from each Fund equal to 0.25% of the average net assets of each Fund.

JPMPI, on behalf of the respective Funds, has entered into a sub-advisory agreement with the Sub-Adviser (each, a “Sub-Advisory Agreement”). For the services provided pursuant to its Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser, or directly from each applicable Fund on behalf of the Adviser. For the purposes of determining compensation, after waivers, under the investment advisory agreement with JPMPI, each Fund will be deemed to have paid JPMPI, and JPMPI will be deemed to have received an amount equal to, any payment made pursuant to the Sub-Advisory Agreements. JPMPI has contractually agreed through at least 04/30/2021 to waive any management fees that exceed the aggregate management fees it is contractually required to pay the Fund’s Sub-Adviser. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Funds. Additionally, the Adviser has contractually agreed through at least 04/30/2021 to reimburse expenses to the extent total annual operating expenses of a Fund excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation and extraordinary expenses exceed 0.45% and 0.50% of the average daily net assets of the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund, respectively (each an “Expense Cap”). An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund.

As the Adviser, JPMPI has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of each Fund’s Sub-Adviser. The Sub-Adviser is responsible for the day-to-day investment decisions of its respective portion of each Fund. The allocation of the assets of each Fund to the Sub-Adviser will be determined by JPMPI. The Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of each Fund and for placing orders for each Fund’s transactions.

In limited circumstances, the Adviser reserves the right to instruct the Sub-Adviser as needed on certain Fund transactions and manage a portion of a Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust a Fund’s overall market exposure or to temporarily manage assets as a result of the Sub-Adviser’s resignation or removal. A Fund may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an ETF). Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select a third party interim manager to execute transactions on behalf of a Fund to transition a portion of Fund assets from one Sub-Adviser to another or to transition among indexed investment strategies, or, at the direction of JPMPI, to implement a sub-strategy. The duration of any such transition or interim management services will be determined by the Adviser’s ability to identify an appropriate replacement sub-adviser, if deemed necessary, and when such replacement sub-adviser can begin managing Fund assets, as well as the nature of the assets to be transitioned and relevant market conditions. With the approval of the Board, JPMPI has engaged Russell Investments Implementation Services, LLC (“RIIS”) to provide stand-by interim sub-advisory services, as well as transition management services, for both Funds, to be utilized as needed in certain transitional or trading circumstances involving a Fund Sub-Adviser. As of the date hereof, RIIS is not managing any assets of the Funds.

JPMPI acts as “manager of managers” for the Funds in reliance on an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act (the “Exemptive Order”). Pursuant to the Exemptive Order, J.P. Morgan-affiliated funds are permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of the Funds. JPMPI may not enter into any sub-advisory agreement with an affiliated sub-adviser without such agreement being approved by shareholders of the Funds. Accordingly, the Funds and JPMPI may hire, terminate, or replace the Funds’ sub-advisers without shareholder approval, including, without

22	SIX CIRCLES® FUNDS

limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMPI will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits the Funds to disclose to shareholders the management fees only in the aggregate. The initial shareholder of the Funds approved the Funds’ operation in reliance by the Funds on the Exemptive Order.

A discussion of the basis the Board used in approving the investment advisory agreement for the Funds is available in the semi-annual report for the fiscal period ended 6/30/19.

Sub-Adviser Evaluation

The Adviser: (i) evaluates, selects, and recommends sub-advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the sub-advisers’ investment programs and results; (iii) allocates and reallocates each Fund’s assets among the sub-advisers and (iv) reviews each Fund’s compliance with its investment objectives, strategies, policies and restrictions. Sub-adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors, within a framework that reviews the sub-advisers’ people, process, philosophy and performance. In selecting sub-advisers, JPMPI will consider a variety of factors and attributes related to such sub-advisers, including, but not limited to:

•	a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;

•	specialized expertise and an appropriate level of experience;

•	flexibility to adapt to a changing market environment;

•	a strong focus on risk management;

•	appropriate levels of staffing, organizational depth and continuity of management and investment professionals;

•	a thorough understanding of the business aspects of managing the relevant investment strategies;

•	solid administrative capabilities and strong internal controls;

•	historical returns and volatility;

•	correlation of a sub-adviser’s returns to broader markets and other sub-advisers;

•	statistical peer analysis; and
•	exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.

The investment methods used by sub-advisers in selecting securities and other investments for the Funds vary. The allocation of a Fund’s portfolio managed by one sub-adviser will, under normal circumstances, differ from the allocations managed by any other sub-advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization and issuer financials. Because selections are made independently by each sub-adviser, it is possible that one or more sub-Advisers could purchase the same security or that several sub-advisers may simultaneously favor the same industry or sector.

The Adviser is responsible for establishing the target allocation of each Fund’s assets to each sub-adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the sub-advisers of a Fund. The Adviser is also responsible for periodically reallocating the portfolio among the sub-advisers, the timing and degree of which will be determined by the Adviser at its discretion. Each sub-adviser independently selects the brokers and dealers to execute transactions for the portion of a Fund being managed by that sub-adviser.

At times, allocation adjustments among sub-advisers may be considered tactical with over- or under-allocations to certain sub-advisers based on the Adviser’s assessment of the risk and return potential of each sub-adviser’s strategy. Sub-adviser allocations are also influenced by each sub-adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the sub-advisers in other accounts that the Adviser believes to be similar to those that will be used for a Fund.

In the event a sub-adviser ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement sub-adviser or allocate the assets among the remaining sub-advisers. The securities that were held in the departing sub-adviser’s allocation of a Fund’s portfolio may be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional sub-advisers in order to broaden a Fund’s portfolio or capacity or as otherwise determined by the Adviser to be in the best interests of a Fund. In addition, the Adviser reserves the right to instruct the Sub-Adviser as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly to temporarily manage assets as a result of a sub-adviser’s resignation or removal. Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select an interim manager to transition a portion of Fund assets from one sub-adviser to another, or, at the direction of JPMPI, to implement a sub-strategy. JPMPI has engaged RIIS to provide such services, as deemed necessary.

APRIL 30, 2020	23

The Funds’ Management and Administration (continued)

The Portfolio Managers

Investment Adviser

Richard Madigan, Managing Director and Chief Investment Officer and Miles Wixon, Managing Director are the JPMPI portfolio managers for the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund and are primarily responsible for establishing and monitoring the investment strategy of the Funds and monitoring the Sub-Adviser.

Mr. Madigan is the Chief Investment Officer for J.P. Morgan’s Private Bank, based in New York. In his role, he and his team (the “Private Bank CIO Team”) are responsible for the development of investment strategy, tactical and strategic asset allocation for $1 trillion in private bank and institutional client assets. Mr. Madigan is chair of the Private Bank’s Global Investment Committee. Previously, Mr. Madigan was the Chief Investment Officer for J.P. Morgan’s Global Access Portfolios, where he and his team managed in excess of $16 billion in client assets across 35 countries. Prior to his roles at J.P. Morgan, Mr. Madigan held the title of Managing Director, Head of Emerging Markets Investments and Senior Portfolio Manager at Offitbank, a New York-based wealth management boutique, where he managed peak assets in excess of $1 billion in both domestic and offshore portfolios, including the firm’s flagship emerging markets mutual fund. He was also a senior member of the firm’s investment committee. Before joining Offitbank, Mr. Madigan worked for J.P. Morgan’s Investment Banking division in New York in the emerging markets securities business. He previously spent six years with Citicorp first as a banker in Mexico, and then in the firm’s international corporate finance division in New York.

Mr. Wixon is a Managing Director and the Head of Equity for the J.P. Morgan Private Bank CIO Team, based in New York. He also is a member of the Global Investment Committee. Mr. Wixon is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across global equity markets. Mr. Wixon joined J.P. Morgan in 2016 with 20 years of capital markets experience and brings substantial expertise in bottom-up, fundamental equity research and portfolio management. Previously, Mr. Wixon was a Portfolio Manager at McKinley Capital Management where he managed international equity strategies. Prior to joining McKinley, Mr. Wixon was a Senior Vice President and Portfolio Manager for Oppenheimer’s Global Equity Strategy where he co-managed a team of international sector analysts dedicated to a bottom-up, fundamental investment process. He was also a Managing Director at Rockefeller & Company where co-managed global, international and U.S. equity strategies. Mr. Wixon began his career as a Japanese financial sector analyst at Nikko Salomon Smith Barney in Tokyo.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.

Sub-Advisers

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, as amended from time to time. The Adviser compensates each Fund’s Sub-Adviser out of the investment advisory fees it receives from each Fund. As stated above, the Adviser has contractually agreed through at least 04/30/2021 to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Adviser. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Adviser for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub-Advisers recommended by the Adviser.

A discussion of the basis the Board used in approving the investment sub-advisory agreement for each Fund is available in the semi-annual report for the fiscal period ended 6/30/19.

The following provides additional information about the Sub-Adviser and the portfolio managers who are responsible for the day-to-day management of its allocation. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.

MEP U.S. Unconstrained Fund and MEP International Unconstrained Fund

BlackRock

BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as the Sub-Adviser to the Funds under a sub-advisory agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2019, BlackRock had assets under management of approximately $7.429 trillion.

Portfolio Managers:

Alan Mason, Suzanne Henige, Jennifer Hsui, Amy Whitelaw and Rachel Aguirre will serve as portfolio managers of the Funds.

Alan Mason, Managing Director, is Co-Head of ETFs and Index Investments (“EII”) Markets and Investments. Mr. Mason oversees Global Index Equity Portfolio Engineering, Institutional Index Business and Strategy and the EII Investment Process and Platform. Mr. Mason is a member of the EII Management

24	SIX CIRCLES® FUNDS

Committee and BlackRock’s Operating and Human Capital Committees. He is a founder and global MD sponsor for OUT, BlackRock’s LGBT employee network. Mr. Mason’s service with BlackRock dates back to 1991, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Prior to his current role, Mr. Mason led a variety of investment functions including transition management, asset allocation and client solutions. Mr. Mason earned a BA degree in music from Baylor University in 1983, summa cum laude, an MA degree in musicology from the University of Louisville in 1989, with honors, and an MA degree in ethnomusicology from University of California Berkeley in 1991. Mr. Mason was advanced to Ph.D. candidacy in ethnomusicology at UC Berkeley, having completed comprehensive doctoral oral examinations with distinction but did not complete the Ph.D. due to the demands of his career in investments. Mr. Mason serves on the League of American Orchestras Board of Directors.

Suzanne Henige, Director and Senior Portfolio Manager, is a member of BlackRock’s EII Portfolio Engineering group. She currently leads the Sub-Advised PE team which is responsible for managing US and Developed markets Mutual Funds and Sub-Advised portfolios. Mrs. Henige’s service with BlackRock dates back to 2009. Prior to her current role, she managed portfolios in the iShares Emerging Markets and US Institutional teams. Before transitioning to the portfolio management team in 2011, she was a team lead in Client Reporting. Mrs. Henige began her career as an Officer in the International Developed Fund Accounting team at State Street in 2003. Mrs. Henige earned a BS degree in managerial economics and an MBA degree from University of California, Davis in 2003 and 2012, respectively.

Jennifer Hsui, CFA, Managing Director, is Chief Investment Officer for Global Portfolio Engineering within BlackRock’s EII team. She is responsible for overseeing investment strategies in iShares ETFs and Institutional Index Equity products. Ms. Hsui’s service with BlackRock dates back to 2006, including her years with BGI, which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was a senior portfolio manager and led the Emerging Markets Portfolio Engineering teams in the Americas within EII. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.

Amy Whitelaw, Managing Director, is the Co-Head of Americas Portfolio Engineering within BlackRock’s EII team. She oversees the Americas Index Equity Portfolio Engineering team and is responsible for the teams that manage iShares ETFs and Institutional Index Equity product ranges. Ms. Whitelaw also co-chairs BlackRock’s Global Women’s Initiative Network and formerly co-chaired the Women’s Initiative Network on the West Coast. Ms. Whitelaw’s service with BlackRock dates back to 1999, including her years with BGI, which merged with BlackRock in 2009. At BGI, she led the Defined Contribution Portfolio Management team in Client Solutions, responsible for the management of defined contribution strategies for institutional and retail investors. Previously, Ms. Whitelaw worked in the Transition Services group as both a transition manager and strategist, and was also an international equity trader on BGI’s trading desk. Prior to BGI, she worked in the Institutional Derivatives Sales group at Goldman Sachs. Ms. Whitelaw earned a BA degree in International studies and French from Dickinson College in 1993.

Rachel M. Aguirre, Managing Director, is Co-Head of Americas Portfolio Engineering within BlackRock’s EII team. She oversees the Americas Index Equity Portfolio Engineering team and is responsible for the teams that manage iShares ETFs and Institutional Index product ranges. Mrs. Aguirre’s service with BlackRock dates back to 2005, including her years with BGI, which merged with BlackRock in 2009. Prior to her current role, Mrs. Aguirre was a senior portfolio manager and led the Developed Markets Portfolio Engineering teams within EII. Over her tenure, she has also held portfolio management positions across Index Equity, Index Plus, and Fixed Income portfolio management groups. Mrs. Aguirre earned a BS degree in Mathematics from the College of Creative Studies at UC Santa Barbara in 2003. She earned a MS in Financial Mathematics from Stanford University in 2004.

The Funds’ Administrator

Brown Brothers Harriman & Co. serves as the administrator (the “Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”).

The Funds’ Custodian

Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Custodian will also be providing the Funds a cash management sweep service.

The Funds’ Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer and dividend disbursing agent (the “Transfer Agent”) of the Funds. As transfer agent and dividend disbursing agent, the Transfer Agent is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.

APRIL 30, 2020	25

The Funds’ Management and Administration (continued)

The Funds’ Distributor

Foreside Fund Services, LLC (the “Distributor”), serves as principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. The Distributor is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Distributor continuously distributes the shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Funds. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser, or any of their affiliates.

26	SIX CIRCLES® FUNDS

Investing with Six Circles Funds

The Funds are designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. In particular, the Funds are designed to be investment vehicles for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by your JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. There are no specific minimum investment amounts, redemption fees, distribution fees or sales charges applicable to investing in the Funds, other than as may be applicable generally to an investor’s overall JPM Program account. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Funds.

As a private client in a JPM Program, you will continue to pay program fees pursuant to your investment advisory agreement. To the extent your program fee is an asset-based fee based on the assets in your JPM Program advisory account, the value of Fund shares held in your JPM Program advisory account will be included in the calculation of the program fee.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States.

PURCHASING FUND SHARES

As stated above, Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. There are no minimum initial or subsequent investment amount requirements for the Funds. It is the responsibility of your JPM Program representative to send purchase orders to the Funds. If you discontinue participation in a JPM Program and choose to retain your Fund shares, notwithstanding the implications and risks of doing so (see below), you must hold your Fund shares through an eligible brokerage account and you will not be permitted to make new purchases into the Funds except for the reinvestment of dividends. See “Redeeming Fund Shares” below.

Purchase and redemption orders will be accepted only on days that the Six Circles Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund or its intermediary prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET), on a day the Fund is open for business, will be effected at that day’s NAV. A Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE if the particular disruption or closure directly affects only the NYSE.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete purchase orders. To be in “proper form,” the purchase order must include the fund name, account number of either the shareholder or of the financial intermediary placing the order, and the amount of the transaction (in dollars or shares).

Share ownership is electronically recorded; therefore, no certificate will be issued.

Generally, any purchase into the Funds must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Funds may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Funds).

Additional Information Regarding Purchases

In-Kind Purchases

A Fund may, in its absolute discretion and in limited circumstances, agree to accept securities in payment for the purchase of Fund shares, provided that such securities must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market.

Investor Identification

Federal law requires information about the identity of each investor to be verified and recorded. If an investor’s identity cannot be verified, the investor’s JPM Program account may be prohibited from investing in the Funds and any existing investment may be subject to compulsory redemption.

APRIL 30, 2020	27

Investing with Six Circles Funds (continued)

REDEEMING FUND SHARES

Generally, shares of a Fund may only be redeemed through a JPM Program. It is the responsibility of your JPM Program representative to send redemption orders to the Fund. However, to the extent you discontinue participation in a JPM Program and determine to retain all or a portion of your Fund shares, notwithstanding the implications and risks of doing so (see below), you may redeem any or all of your Fund shares through the broker at which you hold your Fund shares.

If a Fund or its intermediary receives a redemption order before the close of the NYSE (normally 4:00 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), it will be effected at the NAV per share calculated after the redemption order is received in good order. To be in “good order,” the redemption order must comply with security requirements implemented by the Six Circles Funds’ transfer agent, to the extent applicable, or the Fund, and must include the fund name, account number of either the shareholder or the financial intermediary placing the order, and the amount of the transaction (in dollars or shares). A JPM Program or your financial intermediary may have an earlier cut off time for redemption orders. To the extent applicable, all redemption requests must be supported by valid identity authentication.

Redemption proceeds will be deposited in the investor’s JPM Program account or eligible brokerage account, as applicable. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with the investor’s signature guaranteed.

The Fund typically expects that it will take one business day following the receipt of a redemption order in good order to pay out redemption proceeds; however, payment of redemption proceeds may take up to three business days from time to time and may take up to seven days as permitted by the Investment Company Act.

To the extent you determine to close your discretionary account with JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates, we recommend that you redeem your shares in the Funds, as these Funds are specifically designed to be completion portfolios within an overall discretionary portfolio, in particular, a Managed Equity Portfolio, and are not intended to be standalone investments. Note that redeeming your Fund shares may have tax and other consequences. You should consult your own tax advisors before choosing to redeem your Fund shares. Should you, nevertheless, choose to retain your Fund shares, you must hold such shares through an eligible brokerage account. Note that a Fund’s overall performance and liquidity may be negatively affected, and additional transaction costs may be incurred by the Fund, as a result of (i) allocation decisions made by JPM Programs to shift discretionary client assets among the Funds and other investments and (ii) allocation decisions made by the Adviser to shift Fund assets among different investment strategies and sub-advisers, which may negatively affect the value of your Fund shares even if you are no longer participating in a JPM Program. Further, since the Funds are completion portfolios designed to complement and work as part of an overall discretionary portfolio, in particular, a Managed Equity Portfolio, and are not intended to be standalone investments, each Fund may underperform as a standalone investment, even in instances where the overall portfolio performs as intended.

Additional Information Regarding Redemptions

A Fund may refuse to honor incomplete redemption orders.

A Fund may suspend the ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

An investor generally will recognize a gain or loss on a redemption for federal income tax purposes. An investor should speak to their tax advisor before making a redemption.

Generally, all redemptions will be for cash. The Six Circles Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by drawing on a line of credit from a bank or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. Under unusual conditions that make the payment of cash unwise and for the protection

28	SIX CIRCLES® FUNDS

of a Fund’s remaining shareholders, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to it, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities received in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. You may not be able to sell such securities and may be required to hold such securities indefinitely. A redemption in-kind may also result in the distribution of securities that may not be held in your JPM Program account or eligible brokerage account due to investment restrictions or applicable legal or regulatory constraints. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. If you receive a redemption in-kind, the securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Funds do not routinely use redemptions in-kind, the Funds reserve the right to use redemptions in-kind to manage the impact of large redemptions on the Funds. Redemption in-kind proceeds will typically be made by delivering a pro rata amount of the relevant Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. Nevertheless, the Board has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to private clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds. For the same reasons, the Funds do not actively monitor for market timers. Although the Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.

The NAV per share of a Fund is equal to the value of all the assets of the Fund, minus the liabilities of the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value Six Circles Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; securities for which market quotations are determined not to be reliable; or, securities in which their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Board. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. A Fund may use an independent third party or affiliated valuation service to help determine the fair value of a security or other asset. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

APRIL 30, 2020	29

Investing with Six Circles Funds (continued)

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing service or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Funds are calculated.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved independent third party or affiliated pricing services.

Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

The MEP International Unconstrained Fund’s investments may be priced based on fair values provided by an independent third-party pricing service, based on certain factors and methodologies applied by such pricing service, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fund’s Valuation Committee pursuant to guidelines adopted by the Board, and under the ultimate oversight of the Board.

NAV is calculated at 4:00 p.m. ET each day the NYSE is open for trading. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when shares may not be purchased or redeemed.

DISTRIBUTIONS AND TAXES

For U.S. federal income tax purposes, each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gains. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund generally distribute net investment income, if any, at least annually.

The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

Investors have the following options for distributions. Investors may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

30	SIX CIRCLES® FUNDS

If your JPM Program representative does not select an option when opening your account, we will reinvest all distributions. A shareholder whose distributions are reinvested in a Fund will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

In general, distributions of net investment income generally are taxable as ordinary income. Under certain circumstances, the portion of a distribution of net investment income that is attributable to interest on state and local bonds will be treated as an “exempt-interest dividend,” which is exempt from the regular U.S. federal income tax (although, for shareholders that are not corporations, it may be subject to U.S. federal alternative minimum tax). Dividends of net investment income that are not reported as exempt-interest dividends will be taxable as ordinary income. To the extent that a distribution exceeds the distributing Fund’s current and accumulated earnings and profits, the distribution will be treated as a tax-free return of capital to the extent of a shareholder’s adjusted basis in its shares of the Fund and as a capital gain thereafter (if the shares are held as capital assets).

Shareholders who receive social security benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long the shareholder has held shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If shares of a Fund are purchased just before a distribution, the investor will be subject to tax on the entire amount of the taxable distribution it receives. Distributions are taxable to the investor even if they are paid from income or gain earned by a Fund before the investor’s investment (and thus were included in the price paid for the Fund shares).

If the shares are held as capital assets, any gain resulting from the redemption or other disposition of Fund shares will be taxable as long-term or short-term gain, depending upon the investor’s holding period for the shares. Any loss arising from the redemption or other disposition of shares for which a shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received with respect to such shares, and will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased.

Certain of a Fund’s investments, such as investments in certain debt obligations, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses of the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Additional Considerations for Both Funds

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Funds and their shareholders.

APRIL 30, 2020	31

Investing with Six Circles Funds (continued)

The dates on which net investment income and capital gain dividends, if any, will be distributed will be available online at www.sixcirclesfunds.com.

Any investor for whom the applicable Fund does not provide a valid taxpayer identification number may be subject to backup withholding.

The Funds are not intended for non-U.S. shareholders. Any non-U.S. shareholders may be subject to U.S. tax withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this prospectus do not apply to such tax-exempt or tax-deferred entities or accounts. An investor should consult its tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, each investor should consult a tax advisor to see how investing in a Fund and selection of a particular cost method of accounting will affect the investor’s own tax situation.

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund will disclose its complete portfolio holdings schedule to the public within 60 days of the end of each fiscal quarter of the Fund. Each Fund may also provide complete portfolio holdings on the Funds’ website more frequently.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

32	SIX CIRCLES® FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.

FUND NAME	FUND NUMBER
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	1
Six Circles Managed Equity Portfolio International Unconstrained Fund	2

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1,2	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1,2	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	1,2	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1,2	Credit Currency Interest Rate Liquidity Market Political Valuation
Common Stock: Shares of ownership of a company.	1,2	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1,2	Credit Market
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	1,2	Credit Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	1,2	Credit Currency Interest Rate Liquidity Market Political Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1,2	Foreign Investment Currency

APRIL 30, 2020	33

Investment Practices (continued)

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	1,2	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	1,2	Credit Currency Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1,2	Foreign Investment Liquidity Market Political Prepayment Valuation
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1,2	Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	1,2	Investment Company Market
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	1,2	Market
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1,2	Credit Liquidity Management Market
Options and Futures Transactions: The Fund may purchase and sell (a) exchange-traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, and (b) futures contracts on securities and indexes of securities.	1,2	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1,2	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately-placed commercial paper and Rule 144A securities.	1,2	Liquidity Market Valuation
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1,2	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation

34	SIX CIRCLES® FUNDS

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1,2	Credit Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by the Fund.	1,2	Credit Liquidity Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1,2	Market
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1,2	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1,2	Credit Liquidity Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1,2	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	1,2	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1,2	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1,2	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).	1,2	Credit Government Securities Interest Rate Market

APRIL 30, 2020	35

Investment Practices (continued)

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	1,2	Interest Rate Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1,2	Credit Leverage Liquidity Market Valuation

Risk related to certain investments held by the Funds:

Credit risk. The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk. The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Foreign investment risk. The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.

Government securities risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.

Interest rate risk. The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk. If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk. The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk. The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk. The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Political risk. The risk that governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk. The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.

Restricted securities risk. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

Valuation risk. The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

36	SIX CIRCLES® FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2020	37

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with each Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

FINANCIAL HIGHLIGHTS FOR THE PERIOD ENDED DECEMBER 31, 2019
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund*
Period Ended December 31, 2019	$10.00	$0.14	$1.05	$1.19	$(0.12)	$(0.07)	$(0.19)

*	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

38	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.00	11.90%	$1,420,625	0.11%	1.94%	0.33%	44.20%

APRIL 30, 2020	39

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED DECEMBER 31, 2019

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio International Unconstrained Fund*
Period Ended December 31, 2019	$10.00	$0.20	$0.24	$0.44	$(0.16)	$—	$(0.16)

*	Six Circles Managed Equity Portfolio International Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

40	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.28	4.41%	$901,626	0.26%	2.86%	0.48%	62.67%

APRIL 30, 2020	41

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

Investors can get a free copy of these documents and other information, or ask us any questions, by contacting your J.P. Morgan representative, by calling us collect at 1-212-464-2070 or by writing to:

Six Circles Funds

c/o J.P. Morgan Private Investments Inc.

383 Madison Avenue

New York, NY 10179

Investors can contact their JPM Programs directly for more information. Investors can also find information, including the SAI and annual and semi-annual reports, online at www.sixcirclesfunds.com.

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

Investment Company Act File No. for the Fund is 811-23325.

©JPMorgan Chase & Co. 2020. All rights reserved. April 30, 2020.

Six Circles® Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

April 30, 2020

Fund Name	Ticker
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund (the “MEP U.S. Unconstrained Fund”)	CMEUX
Six Circles Managed Equity Portfolio International Unconstrained Fund (the “MEP International Unconstrained Fund”)	CMIUX

(each, a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectus for the Funds dated April 30, 2020, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the annual shareholder report relating to the Funds dated December 31, 2019 (the “Financial Statements”). The Prospectus and Financial Statements, including the Independent Registered Public Accounting Firm’s report, are available without charge upon request by contacting Foreside Fund Services, LLC (the “Distributor”), the Funds’ distributor, at Three Canal Plaza, Suite 100, Portland, ME 04101.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds.

For more information about the Funds, simply contact your J.P. Morgan representative, write or call:

Six Circles Trust

c/o J.P. Morgan Private Investments Inc.

383 Madison Avenue

New York, NY 10179

1-212-464-2070

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Funds

The Funds are series of Six Circles Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 8, 2017, pursuant to a Declaration of Trust dated November 8, 2017.

Share Classes

Currently, each Fund offers one class of shares.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 383 Madison Avenue, New York, NY 10179.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds. Throughout this SAI, Six Circles Trust is referred to as the “Trust.” The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or the “Board” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by BlackRock Investment Management, LLC (“BlackRock”). JPMPI is also referred to herein as the “Adviser.” BlackRock is also referred to herein as the “Sub-Adviser.” Certain references herein to the Adviser may also include the Sub-Adviser, as the context requires.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

INVESTMENT POLICIES

The following investment policies have been adopted by the Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restrictions on borrowings set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the relevant Fund will not be considered a violation. With respect to each fundamental investment policy regarding borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer

Part I - 1

period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, such Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Adviser has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Six Circles Funds Liquidity Risk Forum to administer the Fund’s liquidity risk management program and related procedures. The limits on a Fund’s investments in illiquid investments are applied as of the date the Fund purchases an illiquid investment. It is possible that a Fund’s holdings of illiquid investments could exceed such a limitation, for example as a result of market developments or redemptions. In such instances, the Fund must take steps to bring its illiquid investments to or below the limitation threshold within a reasonable period of time.

For purposes of fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, taken at market value at the time of investment. Fundamental investment policies regarding industry concentration do not apply to securities issued or guaranteed as to principal or interest by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. Additionally, for the purposes of this restriction, (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates and (ii) an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

For purposes of fundamental investment policies regarding industry concentration, the issuer of a security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security. Fundamental investment policies regarding industry concentration will be interpreted to give broad authority to the Adviser as to how to classify issuers within or among groups of industries, industries or sub-industries. When identifying sectors, industry groups, industries or sub-industries for purposes of a Fund’s concentration policy, the Adviser may rely upon available industry and sub-industry classifications, including but not limited to the classifications set forth in the Directory of Companies Filing Annual Reports with the SEC. For purposes of a Fund’s concentration policy, the Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time.

Each of the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund has an 80% investment policy which is described in the Prospectus. In calculating assets for purposes of a Fund’s 80% investment policy, assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy. In addition, while the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund are generally unconstrained within their equity universe by any particular capitalization, sector or style and, in the case of the MEP International Unconstrained Fund, may invest in any foreign country (including emerging market countries), each Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to such Fund that are described herein and by any restrictions imposed by applicable law.

Fundamental Investment Policies.

The Funds:

(1)	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(2)	May not borrow money, except to the extent permitted by applicable law;

(3)

May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended;

Part I - 2

(4)

May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indexes of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indexes of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange-traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts;

(5)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may:

(a) invest in securities or other instruments directly or indirectly secured by real estate, and

(b) invest in securities or other instruments issued by issuers that invest in real estate; and

(6)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Fundamental investment policies (1) and (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

In addition, the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund:

•

Except as otherwise permitted by the SEC, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Non-Fundamental Investment Policies.

The investment policies described below are non-fundamental policies of the Funds and may be changed by the Board of Trustees without shareholder approval, subject to 1940 Act limitations.

The Funds may not acquire any illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are deemed to be illiquid; certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933. Such securities may be determined by the Adviser or Sub-Adviser to be liquid for purposes of compliance with the limitation on a Fund’s investment in illiquid securities.

For purposes of investment policies and restrictions other than the policy of the: (i) MEP U.S. Unconstrained Fund to invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies; and (ii) MEP International Unconstrained Fund to invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during

Part I - 3

the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by one or more of the Funds. The Funds may invest in other securities or use new investment techniques at any time in the Adviser’s discretion. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND NUMBER
MEP U.S. Unconstrained Fund	1
MEP International Unconstrained Fund	2

Instrument	Applicable Fund(s)	Part II Section Reference
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 2	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1, 2	Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	1, 2	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2	Commercial Paper
Common Stock: Shares of ownership of a company.	1, 2	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 2	Equity Securities, Warrants and Rights
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	1, 2	Swaps and Related Swap Products
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	1, 2	Convertible Securities

Part I - 4

Instrument	Applicable Fund(s)	Part II Section Reference
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1, 2	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	1, 2	Investment Company Securities and Exchange-Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	1, 2	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1, 2	Foreign Investments (including Foreign Currencies)
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1, 2	Equity Securities, Warrants and Rights
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	1, 2	Investment Company Securities and Exchange-Traded Funds
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	1, 2	Miscellaneous Investment Strategies and Risks
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1, 2	Miscellaneous Investment Strategies and Risks
Options and Futures Transactions: A Fund may purchase and sell (a) exchange-traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, and (b) futures contracts on securities and indexes of securities.	1, 2	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately-placed commercial paper and Rule 144A securities.	1, 2	Miscellaneous Investment Strategies and Risks

Part I - 5

Instrument	Applicable Fund(s)	Part II Section Reference
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 2	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 2	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by a Fund.	1, 2	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1, 2	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 2	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2	Short-Term Funding Agreements
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1, 2	Structured Investments
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	1, 2	Miscellaneous Investment Strategies and Risks
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1, 2	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1, 2	Trust Preferred Securities
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	1, 2	Mortgage-Related Securities

Part I - 6

Instrument	Applicable Fund(s)	Part II Section Reference
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	1, 2	U.S. Government Obligations
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 2	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

DIVERSIFICATION

Six Circles Trust is a registered management investment company and the Funds are non-diversified funds of Six Circles Trust. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser and the Sub-Adviser intend to manage each Fund’s assets by buying and selling securities to help attain its investment objective. Each Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.

A portfolio turnover rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser or the Sub-Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth each Fund’s portfolio turnover rate for the fiscal period from commencement of operations (April 10, 2019) through December 31, 2019:

Fund	Portfolio Turnover Rate
MEP U.S. Unconstrained Fund	44.20%
MEP International Unconstrained Fund	62.67%

Part I - 7

TRUSTEES

Ownership of Securities

The Trustees of Six Circles Trust do not beneficially own any equity securities of the Funds, since the Trustees are not technically eligible investors.

As of the date hereof, none of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Funds (the “Independent Trustees”) or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Trustee Compensation

The Funds overseen by the Trustees pay each Independent Trustee an annual base fee of $175,000. The Audit Committee chair is paid $20,000 annually in addition to his base fee. In addition, the Funds pay the Lead Independent Trustee $30,000 annually in addition to his base fee.

Trustee aggregate compensation paid by each of the Funds and the Six Circles Funds Complex for the fiscal period ended December 31, 2019, is set forth below:

Name of Trustee	MEP U.S. Unconstrained Fund	MEP International Unconstrained Fund	Total Compensation Paid From Six Circles Funds Complex(1)
Independent Trustees
Lisa M. Borders	$3,529	$1,927	$110,000
James P. Donovan	4,171	2,276	130,000
Kevin Klingert	3,529	1,927	110,000
Neil Medugno	3,850	2,101	120,000
Lauren K. Stack	3,529	1,927	110,000

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board of Trustees serves currently includes one registered investment company (8 Funds).

INVESTMENT ADVISER AND SUB-ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by each Fund to the Adviser (waived amounts are in parentheses), with respect to the fiscal years indicated:

	Fiscal Year Ended 12/31/17		Fiscal Year Ended 12/31/18		Fiscal Year Ended 12/31/19
Fund	Paid	Waived	Paid	Waived	Paid	Waived
MEP U.S. Unconstrained Fund	N/A	N/A	N/A	N/A	2,016,000	1,694,000
MEP International Unconstrained Fund	N/A	N/A	N/A	N/A	1,167,000	937,000

The Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser or a Fund is required to pay the Fund’s Sub-Adviser.

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock”) serves as Sub-Adviser to the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund. BlackRock is independent of the Adviser. BlackRock discharges its responsibilities subject to the policies of the Trustees and the supervision of the Adviser. BlackRock is paid monthly a fee equal to a percentage of the daily net assets of the Funds allocated to it.

Part I - 8

The table below sets forth the sub-advisory fees paid by JPMPI or a Fund to BlackRock with respect to the fiscal years indicated :

Fund	Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
MEP U.S. Unconstrained Fund	N/A	N/A	322,000
MEP International Unconstrained Fund	N/A	N/A	230,000

For a more complete discussion, see the “Investment Adviser and Sub-Adviser” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed†

Adviser

The following table shows information regarding all of the other accounts managed by each portfolio manager of the Adviser for which advisory fees are not based on performance as of December 31, 2019:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
MEP U.S. Unconstrained Fund
Richard Madigan	5	20,194,000	15	5,993,400	523,708	305,661,000
Miles Wixon	3	17,492,500	15	5,993,400	523,708	305,661,000
MEP International Unconstrained Fund
Richard Madigan	5	20,713,350	15	5,993,400	523,708	305,661,000
Miles Wixon	3	18,011,850	15	5,993,400	523,708	305,661,000

The following table shows information on the other accounts managed by each portfolio manager of the Adviser that have advisory fees wholly or partly based on performance as of December 31, 2019:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
MEP U.S. Unconstrained Fund
Richard Madigan	—	—	—	—	—	—
Miles Wixon	—	—	—	—	—	—
MEP International Unconstrained Fund
Richard Madigan	—	—	—	—	—	—
Miles Wixon	—	—	—	—	—	—

Part I - 9

Sub-Advisers

The following table shows information regarding all of the other accounts managed by each portfolio manager of BlackRock for which advisory fees are not based on performance as of December 31, 2019:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund, Sub-Adviser and Portfolio Manager(s)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
MEP U.S. Unconstrained Fund
BlackRock
Alan Mason	335	1,480,000,000	—	—	—	—
Suzanne Henige	92	178,800,000	1	671,000	—	—
Jennifer Hsui	325	1,470,000,000	57	74,870,000	36	29,030,000
Amy Whitelaw	343	1,480,000,000	107	34,840,000	—	—
Rachel Aguirre	332	1,450,000,000	162	651,300,000	136	597,000,000
MEP International Unconstrained Fund
BlackRock
Alan Mason	335	1,480,000,000	—	—	—	—
Suzanne Henige	92	179,300,000	1	671,000	—	—
Jennifer Hsui	325	1,470,000,000	57	74,870,000	36	29,030,000
Amy Whitelaw	343	1,480,000,000	107	34,840,000	—	—
Rachel Aguirre	332	1,450,000,000	162	651,300,000	136	597,000,000

The following table shows information on the other accounts managed by each portfolio manager of a Sub-Adviser that have advisory fees wholly or partly based on performance as of December 31, 2019:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund, Sub-Adviser and Portfolio Manager(s)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
MEP U.S. Unconstrained Fund
BlackRock
Alan Mason	—	—	—	—	—	—
Suzanne Henige	—	—	—	—	—	—
Jennifer Hsui	—	—	1	955,200	25	24,200,000
Amy Whitelaw	—	—	—	—	—	—
Rachel Aguirre	—	—	11	10,350,000	110	203,700,00
MEP International Unconstrained Fund
BlackRock
Alan Mason	—	—	—	—	—	—
Suzanne Henige	—	—	—	—	—	—
Jennifer Hsui	—	—	1	955,200	25	24,200,000
Amy Whitelaw	—	—	—	—	—	—
Rachel Aguirre	—	—	11	10,350,000	110	203,700,00

†

Indicates other RIC(s), PIV(s) or other accounts managed for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount.

Portfolio Managers — Ownership of Securities

As of December 31, 2019, the above listed portfolio managers did not beneficially own any shares of any Fund.

Part I - 10

ADMINISTRATOR

Administrator Fees

For its administrative services, Brown Brothers Harriman & Co., in addition to fixed fees charged for various specific services, receives an annual asset-based fee of 0.95 basis points on assets up to the first $5 billion, 0.85 basis points on assets between $5-10 billion, 0.75 basis points on assets between $10-15 billion and 0.55 basis points on assets in excess of $15 billion, plus out-of-pocket expenses. The asset-based fee is calculated based on net assets and allocated daily based on the relative assets of each Fund.

The table below sets forth the fees paid by the Funds to Brown Brothers Harriman & Co. for the fiscal period ended December 31, 2019 (amounts in thousands):

Fund	Paid
MEP U.S. Unconstrained Fund	$78
MEP International Unconstrained Fund	104

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to Distributor

The Distributor does not receive compensation from the Funds. Instead, the Adviser compensates the Distributor out of its own resources for certain distribution-related services.

The Funds are not subject to distribution fees. For more information on the Distributor, see the “Distributor” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal period ended December 31, 2019:

Fund	Brokerage Commissions Paid
MEP U.S. Unconstrained Fund
Total Brokerage Commissions	$148,344
Brokerage Commissions to Affiliated Broker-Dealers	0
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
MEP International Unconstrained Fund
Total Brokerage Commissions	$375,370
Brokerage Commissions to Affiliated Broker-Dealers	0
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A

The amount of brokerage commissions paid by a Fund may vary significantly from year to year due to a variety of factors, including the investments selected by the Sub-Adviser, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal period ended December 31, 2019, the Adviser has not allocated brokerage commissions to brokers who provided broker research, including third party research, for the Funds.

Part I - 11

Securities of Regular Broker-Dealers

As of December 31, 2019, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned
MEP U.S. Unconstrained Fund	Citigroup Inc. Cohen & Steers Goldman Sachs Group, Inc. Morgan Stanley Wells Fargo	$7,742 * * 3,107 2,947 11,098

*Amount	rounds to less than $500.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

As of December 31, 2019, the Funds had capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
MEP U.S. Unconstrained Fund	$0	$0
MEP International Unconstrained Fund	4,692	516

For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of April 1, 2020, the officers of the Funds and Trustees, as a group, do not beneficially own more than 1% of any Fund’s outstanding shares.

Principal Holders

A principal holder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

As of April 10, 2020, J.P. Morgan Securities LLC was the record owner on behalf of its customers of 100% of each of the Funds. Please see Appendix A- Principal Shareholders below.

PROXY VOTING PROCEDURES AND GUIDELINES

Proxy voting authority with respect to portfolio securities of each Fund has been delegated to the Adviser, which in turn has delegated such authority to BlackRock. For more information on proxy voting, including a summary of BlackRock’s proxy voting policy, see the “Proxy Voting and Guidelines” section and Appendix C in Part II of this SAI.

FINANCIAL STATEMENTS

The Financial Statements of the Funds are incorporated by reference into this SAI. The Financial Statements for the fiscal period ended December 31, 2019, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. The Financial Statements are available without charge upon request by calling your J.P. Morgan representative collect at 1-212-464-2070.

Part I - 12

Appendix A

PRINCIPAL SHAREHOLDERS

As of April 10, 2020, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of the Funds are shown below.

NAME OF FUND	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE HELD
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	100%
Six Circles Managed Equity Portfolio International Unconstrained Fund	J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	100%

Part I - A - 1

Six Circles® Funds

STATEMENT OF ADDITIONAL INFORMATION

PART II

Part II of this SAI describes policies and practices that apply to each of the Funds, for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

PART II

INVESTMENT STRATEGIES AND POLICIES

As noted in the applicable Prospectus for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectus, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, policies and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds: (i) certain matters described herein may not apply to particular Funds; and (ii) certain references to the Adviser may also include a Sub-Adviser, as the context requires.

For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and CDOs are types of asset-backed securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are

Part II - 1

not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order (see “Investment Company Securities and Exchange-Traded Funds” below for more information), a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, bank notes and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Such certificates of deposit

Part II - 2

include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Certain Funds may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein.

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid.

The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank.

Subject to the Funds’ limitations on concentration in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of banks which meet the conditions set forth herein.

Commercial Paper

Commercial paper is defined as short-term obligations, generally with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.

Convertible Securities

Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Certain Funds invest in contingent securities structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a

Part II - 3

decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at pre-determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.

The value of contingent convertible securities is unpredictable and will be influenced by many factors such as: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Custodial Receipts

Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade (BB+ or lower by Standard & Poor’s Corporation (“S&P”) and Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”)). Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is advantageous for the Fund to do so. The high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.

Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Part II - 4

High Yield/High Risk Securities/Junk Bonds. Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly-traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security; and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for

Part II - 5

inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying

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floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loans—Collateral and Subordination Risk.”

Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If the Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.

While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification.” The Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Fund’s net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Adviser to be of comparable quality to instruments in which a Fund may invest.

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Impact of Market Conditions on the Risks Associated with Debt Securities

Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or

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disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Current market conditions pose heightened risks for Funds that invest in debt securities. While the U.S. is experiencing historically low interest rate levels, signs of economic recovery and the end of the Federal Reserve Board’s quantitative easing program have increased the risk that interest rates may rise in the near future. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets may experience heightened levels of interest rate and liquidity risk, as well as increased volatility. If rising interest rates cause a Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.

The capacity for traditional dealers to engage in fixed-income trading for certain fixed income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Demand Features

Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. The primary purpose of acquiring these commitments is to facilitate portfolio liquidity and not to exercise rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition, including those that result from management’s performance or changes to the business of the company, and overall market and economic conditions.

Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

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Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign Investments (including Foreign Currencies)

Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a security can be deemed to be located in a particular country if: (i) the relevant security is issued in such country; (ii) the principal trading market for the relevant security is in such country; (iii) the issuer is organized under the laws of such country; (iv) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country; or (v) the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). Possible foreign investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, eurodollar certificates of deposit, eurodollar time deposits, eurodollar bankers’ acceptances, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, and europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

With respect to derivative instruments, the Funds generally can consider such instruments to be foreign investments if the underlying assets: (i) are issued outside the United States; (ii) have their principal trading market for the relevant security outside the United States; (iii) are issued by an issuer that is organized under the laws of a non-U.S. country; (iv) are issued by an issuer that derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country; or (v) are issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government).

In the case of certain money market instruments, such instruments will be considered foreign investments if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country.

Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the United States or other governments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

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Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected by intervention (or lack of intervention) by the United States or foreign governments or central banks or by currency controls or political developments in the United States or elsewhere.

Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements. In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

Settlement Risk. The settlement periods for foreign securities and instruments are often longer than those for securities or obligations of U.S. issuers or instruments denominated in U.S. dollars. Delayed settlement may affect the liquidity of a Fund’s holdings. Certain types of securities and other instruments are not traded “delivery versus payment” in certain markets (e.g., government bonds in Russia) meaning that a Fund may deliver securities or instruments before payment is received from the counterparty. In such markets, the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

Global Depositary Notes. Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to

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the risks associated with foreign investments, a Fund’s investments in GDNs is subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and management risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.

Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream. Such income stream may or may not be linked to a tangible asset. For sukuk that are not linked to a tangible asset, the sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor’s money for the sukuk. For sukuk linked to a tangible asset, the Fund will not have a direct interest in the underlying asset or pool of assets. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. Even when the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. The issuer may be a special purpose vehicle with no other assets. Investors do not have direct legal ownership of any underlying assets. In the event of default, the process may take longer to resolve than conventional bonds. Changing interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In such an event, the Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.

Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment. Although the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for a Fund to make an investment in or dispose of sukuk at the Fund’s desired time. Furthermore, the global sukuk market is significantly smaller than conventional bond markets, and restrictions imposed by the Shariah board of the issuing entity may limit the number of investors who are interested in investing in particular sukuk. The unique characteristics of sukuk may lead to uncertainties regarding their tax treatment within a Fund.

Investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, the risk of sanctions and inconsistent accounting and legal principles.

Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the foreign exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by foreign investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or euro payments imposed by local governments to make dividend or interest payments to foreign investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments being paid in the local currency; (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer; and (xi) difficulty of ascertaining the financial health of an issuer due to lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards.

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Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.

Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget

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deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product (“GDP”). These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Foreign Currency Transactions. Certain Funds may engage in foreign currency transactions which include the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the U.S., the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities including emerging markets securities. Certain Funds may engage in such transactions to hedge against currency risks, as a substitute for securities in which the Fund invests, to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund. To the extent that a Fund uses foreign currency transactions for hedging purposes, the Fund may hedge either specific transactions or portfolio positions.

While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract.

Transaction Hedging. Generally, when a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price (or a non-U.S. dollar currency (“reference currency”)) of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other reference currency and the applicable foreign currency during the period between the date on

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which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures contracts traded in the U.S. and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which the Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the U.S. and subject to regulation by the CFTC.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency Exchange Contracts. Certain Funds may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. For forward foreign currency contracts (other than Non-Deliverable Forwards (“NDFs”)) that require physical settlement, the Funds will segregate or earmark liquid assets equal to the current notional value of each contract. In calculating the notional value, the Funds may net long and short contracts with the same currency and the same settlement date. With respect to trades that do not settle through CLS Bank International, the Funds may only net long and short contracts if the contracts are with the same counterparty. Certain Funds may also engage in non-deliverable forwards which are cash settled and which do not involve delivery of the currency specified in the contract. For more information on NDFs, see “Non-Deliverable Forwards” below.

Foreign Currency Futures Contracts. Certain Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

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Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

For more information on futures contracts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.

Foreign Currency Options. Certain Funds may purchase and sell U.S. exchange-listed and over the counter call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. When a Fund purchases a put option, the Fund has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate on a specified date. When a Fund sells or writes a call option, the Fund has the obligation to exchange money denominated in one currency into another currency at a pre-agreed-upon exchange rate if the buyer exercises the option. Some of the Funds may also purchase and sell non-deliverable currency options (“Non-Deliverable Options”). Non-Deliverable Options are cash-settled, options on foreign currencies (each an “Option Reference Currency”) that are non-convertible and that may be thinly-traded or illiquid. Non-Deliverable Options involve an obligation to pay an amount in a deliverable currency (such as U.S. Dollars, Euros, Japanese Yen, or British Pounds Sterling) equal to the difference between the prevailing market exchange rate for the Option Reference Currency and the agreed upon exchange rate (the “Non-Deliverable Option Rate”), with respect to an agreed-upon notional amount. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates, as a substitute for securities in which a Fund may invest, and for risk management purposes. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “collar”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Certain Funds may also enter into foreign currency futures transactions for non-hedging purposes including to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

Certain differences exist among these foreign currency instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

Certain Funds may also purchase and sell barrier/“touch” options (“Barrier Options”), including knock-in options (“Knock-In Options”) and knock-out options (“Knock-Out Options”). A Barrier Option is a type of exotic option that gives an investor a payout once the price of the underlying currency reaches or surpasses (or falls below) a predetermined barrier. This type of option allows the buyer of the option to set the position of the barrier, the length of time until expiration and the payout to be received once the barrier is broken. There are two kinds of Knock-In Options: (i) “up and in”; and (ii) “down and in.” With Knock-In Options, if the buyer has selected an upper price barrier, and the currency hits that level, the Knock-In Option turns into a more traditional option (“Vanilla Option”) whereby the owner has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed-upon exchange rate on a specified date. This type of Knock-In

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Option is called “up and in.” The “down and in” Knock-In Option is the same as the “up and in,” except the currency has to reach a lower barrier. Upon hitting the chosen lower price level, the “down and in” Knock-In Option turns into a Vanilla Option. As in the Knock-In Option, there are two kinds of Knock-Out Options; (i) “up and out”; and (ii) “down and out.” However, in a Knock-Out Option, the buyer begins with a Vanilla Option, and if the predetermined price barrier is hit, the Vanilla Option is cancelled and the seller has no further obligation. If the option hits the upper barrier, the option is cancelled and the investor loses the premium paid, thus, “up and out.” If the option hits the lower price barrier, the option is cancelled, thus, “down and out.” Barrier Options usually call for delivery of the underlying currency.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

In addition to writing call options on currencies when a Fund owns the underlying currency, the Funds may also write call options on currencies even if they do not own the underlying currency as long as the Fund segregates cash or liquid assets that, when added to the amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the currency underlying the call option (but not less than the strike price of the call option). The Funds may also cover a written call option by owning a separate call option permitting the Fund to purchase the reference currency at a price no higher than the strike price of the call option sold by the Fund. In addition, a Fund may write a non-deliverable call option if the Fund segregates an amount equal to the current notional value (amount obligated to pay). Netting is generally permitted of long and short positions of a specific country (assuming long and short contracts are similar). If there are securities or currency held in that specific country at least equal to the current notional value of the net currency positions, no segregation is required.

Non-Deliverable Forwards. Some of the Funds may also invest in NDFs. NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly-traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed-upon notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Funds will segregate or earmark liquid assets in an amount equal to the marked to market value, on a daily basis of the NDF. In calculating the mark-to-market value, the Funds may net opposing NDF contracts with the same currency and the same settlement date. With respect to trades that do not settle through CLS Bank International, the Funds may only net opposing NDF contracts if the contracts are with the same counterparty.

The Funds will typically use NDFs for hedging purposes, but may also use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.

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Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC. NDFs traded in the over-the-counter market with swap dealers are subject to initial and variation margin requirements. Regulations regarding clearing, mandatory trading and margining of NDFs may increase the cost to the Fund of hedging currency risk and, as a result, may affect returns to investors in the Fund.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

Risk Factors in Foreign Currency Transactions. The following is a summary of certain risks associated with foreign currency transactions:

Imperfect Correlation. Foreign currency transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in a security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.

Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although foreign currency transactions used for hedging purposes may reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.

Strategy Risk. Certain Funds may use foreign currency derivatives for hedging as well as non-hedging purposes, including to gain or adjust exposure to currencies and securities markets or to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency transactions involve complex securities transactions that involve risks in addition to direct investments in securities, including leverage risk and the risks associated with derivatives in general, currencies, and investments in foreign and emerging markets.

Judgment of the Adviser. Successful use of foreign currency transactions by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a foreign currency transaction had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when utilizing instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

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Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, the Adviser may employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Insurance-Linked Securities

Certain Funds may invest in debt instruments or equity securities structured as event-driven, event-linked or insurance-linked notes or catastrophe bonds (collectively, “catastrophe bonds”) and related instruments such as (re)insurance sidecars (collectively with catastrophe bonds “Insurance-Linked Securities”). These Insurance-Linked Securities are generally debt obligations or equity securities for which the return of principal and the payment of interest or dividends typically are contingent on the non-occurrence of a specific “trigger” event(s) that lead to economic and/or human loss, such as a hurricane of a specific category, earthquake of a particular magnitude, or other physical or weather-related phenomena. For some Insurance-Linked Securities, the magnitude of the effect of the trigger event on the security may be based on losses to a company or industry, modeled losses to a notional portfolio, industry indexes, readings of scientific instruments, or certain other parameters associated with a catastrophe rather than actual losses. If a trigger event, as defined within the terms of each Insurance-Linked Security, occurs, a Fund may lose a portion or all of its accrued interest, dividends and/or principal invested in such Insurance-Linked Security. In addition, if there is a dispute regarding a trigger event, there may be delays in the payment of principal, interest and dividends. A Fund is entitled to receive principal, interest and dividends payments so long as no trigger event occurs of the description and magnitude specified by the Insurance-Linked Security.

Insurance-Linked Securities may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, Insurance-Linked Securities are issued by off-shore entities including entities in emerging markets and may be non-dollar denominated. As a result, the Funds will be subject to currency and foreign and emerging markets risk including the risks described in Foreign Investments. Often, catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.

In addition to the specified trigger events, Insurance-Linked Securities also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Additionally, Insurance-Linked Securities are subject to the risk that modeling used to calculate the probability of a trigger event may not be accurate and/or underestimate the likelihood of a trigger event. This may result in more frequent and greater than expected losses including loss of principal and/or interest with respect to catastrophic bonds and dividends with respect to (re)insurance sidecars.

Insurance-Linked Securities are relatively new types of financial instruments. As such, there is no significant trading history of these securities, and there can be no assurance that markets for these instruments will be liquid at all times. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Insurance-Linked Securities are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) including the risks described under High Yield/High Risk Securities/Junk Bonds and are subject to the risk that the Fund may lose some or all of its investment if the particular trigger identified under the Insurance-Linked Security occurs.

Insurance-Linked Securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (“SEC”) or any state securities commission generally are not listed on any national securities exchange. The amount of public information available with respect to Insurance-Linked Securities is generally less extensive than that which is available for exchange listed securities. There can be no assurance that future regulatory determinations will not adversely affect the overall market for Insurance-Linked Securities.

Industry loss warranties are a type of Insurance-Linked Securities that are designed to protect insurers or reinsurers from severe losses due to significant catastrophic events. The buyer pays the seller a premium at the

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inception of the contract, and in return the buyer can make a claim if losses due to a certain class of catastrophic event (for example, Florida hurricanes), as estimated by a third-party, exceed an agreed-upon trigger level. Industry loss warranties have standard terms and conditions and are collateralized. These contracts are evaluated using detailed underwriting information on the applicable exposures provided by the reinsurers or their intermediaries.

Inverse Floaters and Interest Rate Caps

Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

Investment Company Securities and Exchange-Traded Funds

Investment Company Securities. A Fund may acquire the securities of other investment companies (“acquired funds”) to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made: (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

In addition, Section 17 of the 1940 Act prohibits a Fund from investing in another Fund except as permitted by Section 12 of the 1940 Act, by rule, or by exemptive order.

The limitations described above do not apply to investments in money market funds subject to certain conditions. All of the Funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the acquiring fund’s investment policies and restrictions and the conditions of the Rule.

Exchange-Traded Funds (“ETFs”). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable by the ETF. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Certain Funds may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments. By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sector; or market ETFs that invest in debt securities from a select sector of the economy, a single industry or related industries; or ETFs that invest in foreign and emerging markets securities. Other types of ETFs continue to be developed and the Funds may invest in them to the extent consistent with such Funds’ investment objectives, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., debt securities are subject to risks like credit and interest rate risks; emerging markets securities are subject risks like currency risks and foreign and emerging markets risk; derivatives are subject to leverage and counterparty risk).

ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF manager’s expectations regarding particular securities or markets are not met. Generally, an index based ETF’s objective is to track the performance of a specified index. Index based ETFs may invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index or a representative sample. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invest in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the

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index than would be the case if ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.

Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Company Securities” above for more information), the Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

SEC exemptive orders granted to various ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

Loans

Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties although certain Funds may originate Loans.

A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

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Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and Bridge Loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 36 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the unfunded commitment.

Additional Information concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

Additional Information concerning Loan Originations. In addition to investing in loan assignments and participations, certain Funds may originate Loans in which the Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in a special purpose vehicle that owns the real property.

Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Limited Federal Securities Law Protections. Certain Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in those Loans. In particular, if a Loan is not considered a security under the federal securities laws, certain legal protections normally available to investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.

Multiple Lender Risk. There may be additional risks associated with Loans, including loan originations, when there are Lenders or other participants in addition to the Fund. For example, a Fund could lose the ability to consent to certain actions taken by the borrower if certain conditions are not met. In addition, for example, certain governing agreements that provide the Fund with the right to consent to certain actions taken by a borrower may provide that the Fund will no longer have the right to provide such consent if another Lender makes a subsequent advance to the borrower.

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general, including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. A Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities

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exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Funds limit their investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund. Also, to the extent that a Fund needs to satisfy redemption requests or cover unanticipated cash shortfalls, the Fund may seek to engage in borrowing under a credit facility.

Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Obligor pledge additional collateral. The Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases (for example, in the case of non-recourse Loans), there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

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Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions or legal costs and expenses associated with operating real property. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Miscellaneous Investment Strategies and Risks

Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 1/3% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less

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liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements.

Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives. The Funds do not currently intend to invest in commodity-linked derivatives.

Commodity-Related Pooled Investment Vehicles. Commodity-related pooled investment vehicles include ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodity futures. Grantor trusts are typically traded on an exchange.

Investors do not have the rights normally associated with ownership of other types of shares when they invest in pooled investment vehicles holding commodities or commodity futures, including those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to small investors. If investors other than a Fund exercise their right to terminate, a Fund that wishes to invest in the underlying commodity through the pooled investment vehicle will have to find another investment and may not be able to find another vehicle that offers the same investment features. In the event that one or more participants holding a substantial interest in these pooled investment vehicles withdraw from participation, the liquidity of the pooled investment vehicle will likely decrease which could adversely affect the market price of the pooled investment vehicle and result in a Fund incurring a loss on its investments.

These pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.

These vehicles are subject to the risks associated with direct investments in commodities. The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. Many factors can cause a decline in the prices of commodities including a change in economic conditions, such as a recession. This risk is magnified when the commodity is used in manufacturing. In addition, the prices of commodities may be adversely impacted by a change in the attitude of speculators and investors toward the applicable commodity, or a significant increase in commodity price hedging activity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality.

The commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay trust fees and expenses, including expenses associated with

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indemnification of certain service providers to the pooled investment vehicle. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and a Fund will incur a loss on its investment.

Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, might have been possible to avoid. A Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code may limit its ability to make investments in grantor trusts or limited partnerships that invest in commodities or commodity futures.

The Funds do not currently intend to invest in commodity-linked derivatives.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s net asset value (“NAV”) or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, its investment adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the “Volcker Rule”) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of a Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of Fund securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in a Fund’s liquidation.

Exchange-Traded Notes (“ETNs”) are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing bank, whereby the bank agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

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Impact of Large Redemptions and Purchases of Fund Shares. Under applicable regulations, the Adviser or an affiliate of the Adviser may be required to reduce its seed investment or other ownership interest in a Fund at a time that is sooner than the Adviser or its affiliate otherwise would. In addition to such redemptions of seed investment, from time to time, shareholders of a Fund (which may include the Adviser or affiliates of the Adviser or accounts for which the Adviser or its affiliates serve as investment adviser or trustee or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. Additionally, a significant reduction in Fund assets would result in Fund expenses being spread over a small asset base, potentially causing an increase in the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate. In addition to the above information, the Funds’ SAIs include disclosure of accounts holding more than 5% of a Fund’s voting securities.

Government Intervention in Financial Markets. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

Recent instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. For instance, in 2016, the SEC adopted rules that regulate the Funds’ management of liquidity risk. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.

Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

YieldCos. A “YieldCo” is a dividend growth-oriented company, created by a parent company (the “YieldCo Sponsor”), that bundles operating assets in order to generate systematic cash flows. YieldCos are not limited by asset or income composition, but they are generally tied to the energy industry, including, for example, renewable

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energy projects, that offer predictable cash flows. YieldCos generally serve a similar purpose as MLPs and REITs, which most energy companies cannot establish due to regulatory reasons.

The risks of investing in YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the YieldCo Sponsor. A YieldCo is usually dependent on the management of the YieldCo Sponsor and may be impacted by the development capabilities and financial health of its YieldCo Sponsor. Additionally, a YieldCo Sponsor may have interests that conflict with the interests of its YieldCo and may retain control of the YieldCo through classes of stock held by the YieldCo Sponsor.

A YieldCo’s share price is typically a multiple of its distributable cash flow. Therefore, any event that limits a YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. The share price of a YieldCo can be affected by fundamentals unique to the YieldCo, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. A YieldCo may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. A YieldCo may finance its growth strategy with debt, which may increase the YieldCo’s leverage and the risks associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the YieldCo’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce a YieldCo’s distributable cash flow.

New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

A Fund is subject to a risk that, should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity. The Funds believe that 4(a)(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(a)(2) paper and Rule 144A securities, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

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The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Adviser to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Certain 4(a)(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(a)(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(a)(2) paper must not be traded flat or in default as to principal or interest;

•

The 4(a)(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by the Adviser to be of equivalent quality;

•

The Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited to, whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or whether the paper is administered by a direct issuer pursuant to a direct placement program;

•

The Adviser shall monitor the liquidity of the 4(a)(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 10% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 10% of its net assets; and

•	The Adviser shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.

Stapled Securities. From time to time, the Funds may invest in stapled securities to gain exposure to companies. A stapled security is a security that is comprised of two or more parts that cannot be separated from one another. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Temporary Defensive Positions. To respond to unusual market conditions, all of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectus. They include securities issued by the U.S. government,

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its agencies, Government-Sponsored Enterprises (“GSEs”) and instrumentalities, repurchase agreements with maturities of seven days or less, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts. In order to invest in repurchase agreements with the Federal Reserve Bank of New York for temporary defensive purposes, certain Funds may engage in periodic “test” trading in order to assess operational abilities at times when the Fund would otherwise not enter into such a position. These exercises may vary in size and frequency.

Infectious Disease Risk. A worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic on public health and business and market conditions may continue to have a significant negative impact on the performance of a Fund’s investments, increase volatility, and exacerbate other pre-existing political, social and economic risks.

The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The impacts of COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, particular regions, or the entire global economy, individual companies and investment products, and the market in general. The full extent of such impacts cannot necessarily be foreseen. The impacts may be short term or may last for an extended period of time, and may exacerbate other pre-existing political, social and economic risks. The value of a Fund and the securities in which a Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. The impact of a pandemic may also negatively affect the liquidity of certain of a Fund’s portfolio holdings and may make it more difficult to value such holdings. Because epidemics and pandemics (such as COVID-19) impact broad segments of businesses and populations at the same time or in close succession, often in unpredictable and significant ways, they create the risk that a Fund’s operations may be interrupted, which may have a significant negative impact on investment performance. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance.

Mortgage-Related Securities

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of cleanup or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage-Backed Securities (“CMOs” and “REMICs”). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”);

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•	organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and

•

non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies, GSEs and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, and owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

For more information on events impacting Fannie Mae and Freddie Mac securities, see “Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S.

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REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal-only structures, interest-only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches, known as support bonds, generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. Consistent with a Fund’s investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into TBAs/mortgage dollar rolls, the Fund will segregate or earmark until the settlement date liquid assets, in an amount equal to the original purchase price. TBA positions with the same agency, coupon and maturity are generally permitted to be netted if the short position settles on the same date or before the long position. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not

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be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest-Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal-Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

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Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indexes which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London InterBank Offered Rate (“LIBOR”) (though this rate may be discontinued in the future), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indexes.

In general, changes in both prepayment rates and interest rates will change the yield on mortgage-backed securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Liquidity. The liquidity of certain mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Market Value. The market value of the Fund’s adjustable rate mortgage-backed securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate mortgage-backed securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates. When the market value of the properties underlying the

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mortgage-backed securities suffer broad declines on a regional or national level, the values of the corresponding mortgage-backed securities or mortgage-backed securities as a whole, may be adversely affected as well.

Prepayments. Adjustable rate mortgage-backed securities have less potential for capital appreciation than fixed rate mortgage-backed securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate mortgage-backed securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the mortgage-backed securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or

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receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock; (ii) issue capital stock of any kind; (iii) terminate the conservatorship of the FHFA except in connection with a receivership; or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status

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and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.

Municipal Securities

Municipal securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

1.	bridges;

2.	highways;

3.	roads;

4.	schools;

5.	waterworks and sewer systems; and

6.	other utilities.

Other public purposes for which municipal securities may be issued include:

1.	refunding outstanding obligations;

2.	obtaining funds for general operating expenses; and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

4.	convention or trade show facilities;

5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

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Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be municipal securities. However, the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of municipal securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;

2.	Tax Anticipation Notes;

3.	Bond Anticipation Notes;

4.	Revenue Anticipation Notes;

5.	Project Notes; and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications. Also, the yields on municipal securities depend upon a variety of factors, including:

1.	general money market conditions;

2.	coupon rate;

3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities. However, ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

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Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

Premium Securities. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Risk Factors in Municipal Securities. The following is a summary of certain risks associated with municipal securities.

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Information Risk. Information about the financial condition of issuers of municipal securities may be less available than that of corporations having a class of securities registered under the SEC.

State and Federal Laws. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on municipal securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing municipal securities are perfected. These amendments may have an adverse impact on existing municipal securities (particularly issues of municipal securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

COVID-19. The current COVID-19 pandemic has significantly stressed the financial resources of many municipalities which may impair their ability to meet their financial obligations and harm the value of the Fund’s investments. Additionally, the impact of the COVID-19 pandemic on U.S. state finances has also let some to suggest that U.S. states should be permitted to file for bankruptcy, which could have an adverse effect on the value of the Fund’s investments.

Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on: (i) the availability of municipal securities for investment by the Funds; and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities. Certain Funds may invest in municipal securities if the Adviser determines that such municipal securities offer attractive yields. The Funds may invest in municipal securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of

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interest payments or principal payments, or both, on municipal securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal securities will to the same extent as interest on such municipal securities be exempt from federal income tax and state income tax (where applicable) and not be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in municipal securities by purchasing from banks participation interests in all or part of specific holdings of municipal securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Options and Futures Transactions

A Fund may purchase and sell (a) exchange-traded and OTC put and call options on securities, on indexes of securities and other types of instruments, and on futures contracts on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures and (b) futures contracts on securities and other types of instruments and on indexes of securities and other types of instruments. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Subject to its investment objective and policies, a Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.

Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

Certain Funds have filed a notice under the Commodity Exchange Act under Regulation 4.5 and are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Certain other Funds may rely on no action relief issued by the CFTC.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

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The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options on Securities. When a Fund writes a put option on a security, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the security underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received.

If the price of the underlying securities rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying security directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying security in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

In order to meet its asset coverage requirements, when a Fund writes an exchange-traded put or call option on a security, it will be required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Certain Funds will usually sell covered call options or cash-secured put options on securities. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. A put option is cash-secured if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equal to the exercise price. As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes cash-secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a cash-secured put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

Options on Indexes. Certain Funds may purchase and sell options on securities indexes and other types of indexes. Options on indexes are similar to options on securities, except that the exercise of index options may be

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settled by cash payments (or in some instances by a futures contract) and does not involve the actual purchase or sale of securities or the instruments in the index. In addition, these options are designed to reflect price fluctuations in a group of securities or instruments or segment of the securities’ or instruments’ market rather than price fluctuations in a single security or instrument. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio may not change as much as an index because a Fund’s investments generally will not match the composition of an index. Unlike call options on securities, index options are cash settled, or settled with a futures contract in some instances, rather than settled by delivery of the underlying index securities or instruments.

Certain Funds purchase and sell credit options which are options on indexes of derivative instruments such as credit default swap indexes. Like other index options, credit options can be cash settled or settled with a futures contract in some instances. In addition, credit options can also be settled in some instances by delivery of the underlying index instrument. Credit options may be used for a variety of purposes including hedging, risk management such as positioning a portfolio for anticipated volatility or increasing income or gain to a Fund. There is no guarantee that the strategy of using options on indexes or credit options in particular will be successful.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to

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continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. For cash-settled futures, the Fund will segregate or earmark liquid assets in an amount equal to the mark-to-market value. For physically settled futures, the Fund will earmark or segregate liquid assets in an amount equal to the notional value. In calculating the segregation amount, netting of similar contracts is generally permitted. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures, a Fund will have the ability to have exposure to such instruments to a greater extent than if a Fund were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Funds only invest in futures contracts on securities to the extent they could invest in the underlying securities directly. Certain Funds may also invest in index futures where the underlying securities or instruments are not available for direct investments by the Funds.

Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Fund’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage, and thus present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities or other index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities or other index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. For physically settled options on futures, the Funds will earmark or segregate an amount of liquid assets equal to the notional value of the underlying future. For cash-settled options on futures, the Fund will earmark or segregate an amount of liquid assets equal to the market value of the obligation. Market value is equal to the intrinsic value, which is calculated by taking the number of contracts times a multiplier times the difference between the strike and current market price.

Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in futures and options contracts based on securities or instruments with different issuers, maturities, or other characteristics from the securities in which it typically

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invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

Foreign Investment Risk. Certain Funds may buy and sell options on interest rate futures including global interest rate futures in which the reference interest rate is tied to currencies other than the U.S. dollar. Such investments are subject to additional risks including the risks associated with foreign investment and currency risk. See “Foreign Investments (including Foreign Currencies)” in this SAI Part II.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts (“REITs”)

Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and

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self- liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Events Relating to the Overall Economy

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies took certain actions to address the financial crisis of 2007-2008. These actions included, in part, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed and final regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action, and the effect of such actions, if taken, cannot be known. However, current efforts by the U.S. Government to reduce the impact of regulation on the U.S. financial service industry could lead to the repeal of certain elements of the regulatory framework.

Repurchase Agreements

Repurchase agreements may be entered into with brokers, dealers or banks or other entities that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers or other entities believed by the Adviser to be creditworthy. The Adviser may consider the collateral received and any applicable guarantees in making its determination. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The maximum maturity permitted for a non-“putable” repurchase agreement will be 190 days. The maximum notice period permitted for a “putable” or “open” repurchase agreement (i.e., where the Fund has a right to put the repurchase agreement to the counterparty or terminate the transaction at par plus accrued interest at a specified notice period) will be 190 days. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 190 days from the effective date of the repurchase agreement. In addition, the maturity of a “putable” or “open” repurchase agreement may be in excess of 190 days. Repurchase agreements maturing in more than seven days (or where the put right or notice provision requires greater than seven days’ notice) are treated as illiquid for purposes of a Fund’s restrictions on purchases of illiquid securities. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

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All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Adviser may consider the collateral received and any applicable guarantees in making its determination. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Under existing guidance from the SEC, certain Funds may transfer uninvested cash balances into a joint account, along with cash of other Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets, except as permitted by law.

Securities Lending

In order to generate additional income, certain Funds may lend up to 33 1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. The Funds may loan securities to borrowers in exchange for cash collateral which the Funds may reinvest. During the term of the loan, the Funds are entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Funds are required to return the cash collateral to the borrower plus an agreed upon amount.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

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To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Short Selling

In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. In addition, if the security sold short was first obtained by borrowing it from a lender, such as a broker or other institution, the lender may request, or market conditions may dictate, that the security sold short be returned to the lender on short notice, and the Fund may have to buy the security sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund will be reduced or eliminated or the short sale may result in a loss.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund. For example, in September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, a Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of a Fund (especially if a Fund utilizes short selling as a significant portion of its investment strategy) to execute its investment strategies generally.

Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Certain of a Fund’s service providers may agree to waive fees and reimburse expenses to limit the Fund’s operating expenses in the amount and for the time period specified in the Fund’s prospectus. The expense limitation does not include certain expenses including, to the extent indicated in the Fund’s prospectus, dividend and interest expense on short sales. In calculating the interest expense on short sales for purposes of this exclusion, the Fund will recognize all economic elements of interest costs, including premium and discount adjustments.

Short-Term Funding Agreements

Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company.

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The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

Special Purpose Acquisition Companies

The Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expense, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations, credit linked notes, and participation notes and participatory notes.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability

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to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Credit Linked Notes. Certain Funds may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.

Certain Funds may enter into CLNs structured as “First-to-Default” CLNs. In a First-to-Default CLN, the CLN trust enters into a credit default swap on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the credit default swaps terminate and the Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the credit default swap.

Certain Funds may also enter in CLNs to gain access to sovereign debt and securities in emerging markets particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

A Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Participation Notes and Participatory Notes. Certain Funds may invest in instruments that have similar economic characteristics to equity securities, such as participation notes (also known as participatory notes (“P-notes”)) or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to

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counterparty risk (and this risk may be amplified if the Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (“ABX”), commercial mortgage-backed securities (“CMBS”) and indexes of CMBS (“CMBX”), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis,” and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. The Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

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A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Under the Dodd-Frank Act, swaps are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC. Swaps traded in the over-the-counter market with swap dealers are subject to initial and variation margin requirements. Regulations regarding clearing, mandatory trading and margining of swaps may increase the cost to the Fund of hedging currency risk and, as a result, may affect returns to investors in the Fund.

Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and “CDX,” which are contracts on baskets or indexes of securities.

Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. In cases where a Fund is a seller of a CDS contract including a CDX contract, the Fund will segregate or earmark liquid assets equal the notional amount of the contract. Furthermore, a Fund will segregate or earmark liquid assets to cover any accrued payment obligations when it is the buyer of a CDS including CDX. In calculating the amount to be segregated for this purpose, the Fund is not considered to have an accrued payment obligation when it is the buyer of a CDS including a CDX when the contract is in a gain position as no additional amounts are owed to the counterparty. In cases where a Fund is a buyer of a CDS contract including a CDX contract, the Fund will segregate or earmark liquid assets equal to the mark-to-market value when the contract is in a loss position.

If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no

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payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

For purposes of investment policies and restrictions, the Funds may value a CDS at full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDSs are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.

Contracts for Difference. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a Fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

A Fund’s investments in CFDs is subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, liquidity risk, counterparty risk and margin risk.

Synthetic Variable Rate Instruments

Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. The Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the

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Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

Certain Funds may purchase trust preferred securities, also known as “trust preferreds,” which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to five years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS. U.S. government obligations are subject to market risk, interest rate risk and credit risk.

The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies, GSEs or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

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The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

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ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Investments in the Asia Pacific Region

The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.

Investments in the European Market

Some of the Funds may invest in securities in the European Market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the United Kingdom effectively remains in the European Union from an economic perspective but no longer has any political representation in the European Union parliament. There is considerable uncertainty relating to the potential consequences of such a withdrawal. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Investments in the Commonwealth of Puerto Rico

The Commonwealth of Puerto Rico is currently seeking bankruptcy-like protections from debt and unfunded pension obligations. Puerto Rico’s debt restructuring petition was filed by Puerto Rico’s financial oversight board in the U.S. District Court in Puerto Rico on May 3, 2017, and was made under a U.S. Congressional rescue law known as the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”). In addition, Hurricane Maria caused significant damage to Puerto Rico, which could have a long-lasting impact on Puerto Rico’s economy.

A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties and has entered bankruptcy-like proceedings. A default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

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Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. In June 2016, the U.S. Supreme Court ruled that Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt was unconstitutional. In the same month, the U.S. Congress passed the PROMESA, which established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-like protections from, at the time of the filing, approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition to the debt restructuring petition filed on behalf of Puerto Rico, in May 2017, the Oversight Board separately filed debt restructuring petitions for certain Puerto Rico instrumentalities, including the Puerto Rico Highways and Transportation Authority, Puerto Rico Sales Tax Financing Corporation (“COFINA”), Puerto Rico Electric and Power Authority and Employee Retirement System. On February 4, 2019, the United District Court for the District of Puerto Rico approved a plan to restructure $17.6 billion of COFINA issued debt. There can be no assurances that these debt restructuring efforts will be effective. As of June 1, 2019, the mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance.

In 2017, Hurricanes Irma and Maria caused unprecedented damage to Puerto Rico. The damage caused by Hurricanes Irma and Maria had a substantially adverse effect on Puerto Rico’s economy. The 2019 Fiscal Plan projects that $83 billion of private and public disaster relief funding for reconstruction efforts and other disaster relief will be disbursed. On June 6, 2019, President Trump enacted a bill appropriating, among other things, an additional $600 million to Puerto Rico for disaster nutrition assistance and $331 million to grantees affected by Hurricane Maria for infrastructure and community development. There can be no assurance that all anticipated disaster relief funding will be provided to Puerto Rico, or that such aid will be provided on any expected timeline. Any significant additional Commonwealth obligations and expenditures associated with Irma, Maria or future hurricanes could impair Puerto Rico’s ability to service its debt obligations, which could have a negative effect on the market prices of Puerto Rico Securities held by a Fund.

Investments in the China Region

Investing in China, Hong Kong and Taiwan (collectively, “the China Region”) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in China; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China Region companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (s) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (t) the risk that, because of the degree of interconnectivity between the

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economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in the China Region is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People’s Republic of China. The government of the People’s Republic of China is dominated by the one-party rule of the Chinese Communist Party.

China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

Following years of steady growth, the pace of growth of China’s economy has relatively slowed, partly as a result of the government’s attempts to shift the economy away from export manufacturing and towards domestic consumption and to prevent the overheating of certain sectors. The slow down subjects China’s economy to significant risks, including economic, social, and political risks. Additionally, China’s economy remains heavily dependent on exports. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Chinese companies. Over the long term, China’s major challenges include dealing with its aging infrastructure, worsening environmental conditions and rapidly widening urban and rural income gap.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. The Chinese legal system is based on statutes. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain.

Hong Kong. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the “Basic Law,” which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law guarantees existing freedoms, including free speech and assembly, press, religion, and the right to strike and travel. Business ownership, private property, the right of

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inheritance and foreign investment are also protected by law. China has committed by treaty to preserve Hong Kong’s autonomy until 2047; however, if China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, Hong Kong’s economy has entered a recession as a result of the current global economic crisis. Near term improvement in its economy appears unlikely.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. However, investing in Taiwan involves the possibility of the imposition of exchange controls, such as restrictions on the repatriation of fund investments or on the conversion of local currency into foreign currencies. As an export-oriented economy, Taiwan depends on an open world trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region. Although Taiwan has not yet suffered any major economic setbacks due to the current global economic crisis, it is possible its economy could still be impacted.

Certain Funds may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A-Shares, which are mostly limited to domestic investors, and B-Shares, which are allocated for both international and domestic investors. A Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B-Shares. The government of China has announced plans to exchange B-Shares for A-Shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B-Shares, certain Funds may also invest in Hong Kong listed H-Shares, Hong Kong listed Red chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies that meet one of the following categories: the company is organized under the laws of, or has a principal office in China (including Hong Kong and Macau) or Taiwan; the principal securities market for the issuer is China or Taiwan; the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the issuer’s assets are located in China or Taiwan.

Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect. The Funds may invest in certain China A-Shares through the Shanghai-Hong Kong Stock Connect Program or the Shenzhen-Hong Kong Stock Connect Program (the “Programs”). The Programs are securities trading and clearing linked programs developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with an objective to achieve mutual stock market access between mainland China and Hong Kong. The Programs will allow foreign investors to trade certain SSE and SZSE listed China A-Shares through Hong Kong based brokers.

Trading through the Programs are subject to various risks described below, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.

Securities purchased under each Program generally may not be sold, purchased or otherwise transferred other than through that Program in accordance with applicable rules. While each Program is not subject to individual investment quotas, daily investment quotas apply to all Program participants, which may restrict or preclude the Fund’s ability to purchase particular securities at a particular time. In addition, securities purchased through the Programs are subject to Chinese securities regulations that restrict the levels of foreign ownership in local securities which could require a Fund to sell securities if ownership of the securities exceeds applicable quotas. Furthermore, additional restrictions may preclude a Fund from being eligible to invest in certain securities traded through a Program. Because all trades in the Programs must be settled in Renminbi (“RMB”), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Trades through each Program are subject to certain requirements prior to trading which may limit the number of brokers that a Fund may use. This may affect the quality of execution received by a Fund. In addition, applicable laws may, under certain circumstances, require an investor to return profits obtained from the purchase and sale of shares.

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The HKSCC provides clearing, settlement, nominee functions and other related services of the trades executed by Hong Kong market participants through an arrangement with ChinaClear. The People’s Republic of China (the “PRC”) regulations, which include certain restrictions on selling and buying, will apply to all market participants. In the case of a sale, brokers must have access to certain information about the transaction prior to execution. Because of the various requirements and restrictions applicable to the Programs, a Fund may not be able to purchase and/or dispose of holdings of China A-Shares in a timely manner.

A Fund will not benefit from access to local investor compensation funds, which are set up to protect against defaults of trades, when investing through each Program. To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

The Shanghai-Hong Kong Stock Connect Program began operation in November 2014 and the Shenzhen-Hong Kong Stock Connect Program began operation in December 2016. The relevant regulations relating to the Programs are untested and subject to change. There is no certainty as to how they will be applied which could adversely affect a Fund. The Programs require use of new information technology systems which may be subject to operational risk due to its cross-border nature. If the relevant systems fail to function properly, trading in the Shanghai and Shenzhen markets through the Programs could be disrupted.

As in other emerging and less developed markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities in China. Consequently the applicable courts may consider that any nominee or custodian as registered holder of securities would have full ownership thereof and that a beneficial owner may have no rights whatsoever in respect thereof and may be limited in its ability to pursue claims against the issuer of a security. Additionally, the securities that a Fund may invest in through the Programs may present illiquidity and price volatility concerns and difficulty in determining market valuations of securities due to limited public information on issuers. Such securities may also be subject to limited regulatory oversight and an increased risk of being delisted or suspended. Suspensions or delistings may become widespread, and the length of suspension may be significant and difficult to predict.

The Programs utilize an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s, subcustodian’s or clearing broker’s name on the HKSCC system and in HKSCC’s name on the ChinaClear system. This may limit the Adviser’s or sub-adviser’s ability to effectively manage a Fund, and may expose a Fund to the credit risk of its custodian or subcustodian or to greater risk of expropriation.

Similarly, HKSCC would be responsible for the exercise of shareholder rights with respect to corporate actions (including all dividends, rights issues, merger proposals or other shareholder votes). While HKSCC may provide investors with the opportunity to provide voting instructions, investors may not have sufficient time or the opportunity to consider proposals or provide instructions.

Investments in the Programs may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by a broker. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants will be limited to assisting clearing participants with claims. While it is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear, there can be no assurances that it will do so, or that it will be successful in doing so. In this event, the Fund may not fully recover its losses and the process could be delayed.

The Programs will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in each applicable market are open on the corresponding settlement days and the Funds will only trade through each Program on days that they are open. There may be occasions when it is a normal trading day for the PRC market but the Fund cannot carry out any China A-Shares trading. A Fund may be subject to risks of price fluctuations in China A-Shares during the time when each Program is not trading as a result. Additionally, different fees and costs are imposed on foreign investors acquiring China A-Shares acquired through the Programs, and these fees and costs may be higher than comparable fees and costs imposed on owners of other securities providing similar investment exposure. There is uncertainty of whether and how certain gains on PRC securities will be taxed, the possibility of the rules being changed and the possibility of taxes being applied retrospectively. Consequently, investors may be advantaged or disadvantaged depending upon the final outcome of how such gains will be taxed and when they subscribed and/or redeemed their shares.

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Because the Programs are relatively new, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors is unknown. The Programs are subject to regulations promulgated by regulatory authorities for the applicable exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the exchanges will continue to support the Programs in the future.

China Interbank Bond Market. Certain Funds may invest in certain Chinese fixed-income products traded on the China Interbank Bond Market (“CIBM”) through a market access program launched in 2016. The CIBM is relatively large and trading volumes are generally high, but the market remains subject to similar risks as fixed-income securities markets in other developing markets. Certain CIBM instruments may be relatively volatile and become illiquid. While the CIBM was established 1997, the CIBM access program is relatively new, and its rules may be materially amended as the program continues to develop. The CIBM program is subject to certain limits on repatriation; amounts repatriated must be paid in roughly the same currencies as the initial remittances by a Fund into the CIBM access program, and Chinese regulators may otherwise limit a Fund’s ability to repatriate investment proceeds or exchange Chinese currency into other currencies.

The market infrastructure of the CIBM continues to develop. If a Fund acquires CIBM instruments, such instruments will be held in accounts with local custodians maintained in the name of both the Fund and the Adviser. Although the Fund and the Adviser intend in such circumstances to make contractual arrangements to recognize the Fund’s beneficial ownership over CIBM instruments, the Adviser may nevertheless be deemed to be the legal owner of CIBM instruments. If the Adviser were deemed to be a legal owner of CIBM instruments, the Fund may not be able to take certain actions on its own behalf and in its own name; for example, the Fund would be reliant on others to represent the Fund with respect to bondholder actions. CIBM instruments may not be held in the Fund’s name, which could lead to delays in the Fund’s ability to receive proceeds in the event of settlement errors or insolvency of the Adviser or counterparties.

The rules applicable to taxation of the CIBM are subject to further clarification. A Fund may not be able to predict whether it will have tax liabilities associated with CIBM investments; which provisions for such tax liabilities may be made, such provisions may not match the amount of tax for which the Fund is ultimately liable. This may negatively affect investment returns of shareholder who redeem either before or after such tax liabilities are determined.

Investments in India

Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable domestic issuers, but may offer the potential for higher returns over the long term. Indian securities will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of the Fund will fluctuate depending on the rate of exchange between the U.S. dollar and such foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

The value of investments in Indian securities may also be affected by political and economic developments, social, religious or regional tensions, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in North America. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors (“FIIs”). Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. FIIs are required to observe certain investment restrictions which may limit the Fund’s ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.

India’s guidelines under which foreign investors may invest in Indian securities are new and evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or

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impossible for a Fund to implement investment objective or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent that a Fund invests in other countries. Recently, certain policies have served to restrict foreign investment, and such policies may have the effect of reducing demand for such investments.

India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a Fund’s income, gains or initial capital from India will not occur.

A high proportion of the shares of many issuers in India may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. Similarly, volume and liquidity in the bond markets in India are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in India may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, India’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

India’s stock market is undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in India is comparatively underdeveloped. Stockbrokers and other intermediaries in India may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and consequently, adversely affect the Fund’s investments.

A Fund may use P-notes. Indian-based brokerages may buy Indian-based securities and then issue P-notes to foreign investors. Any dividends or capital gains collected from the underlying securities may be remitted to the foreign investors. However, unlike ADRs, notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the Indian-based brokerage’s) ability to meet its obligations.

Investments in Japan

The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

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Investments in the Middle East and Africa

Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. Certain countries in the region may be susceptible to armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on the Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by the Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of the Fund through the delay of the Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to the Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

Investments in Latin America

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions and political instability in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the U.S. dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for certain Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the stock market. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies due to the current global economic crisis.

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Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investments in Russia

Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which the property of tens of millions of its citizens was collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have not been successful. In this environment, there is the risk that the Russian government will alter its political and economic policies in ways that would be detrimental to the interests of foreign investors.

Recently, the Russian government has asserted its regional geopolitical influence, which has increased tensions both with Russia’s neighbors and with other countries. The resulting imposition of sanctions by the United States and the European Union has contributed to the slowing of the Russian economy, as having falling commodity prices and the collapse in the value of Russian exports, and further action by Russia to assert its regional geopolitical influence could result in a greater adverse impact.

Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will be enforced inconsistently or in an arbitrary manner or that exorbitant taxes will be imposed.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.

Settlement, clearing and registration of securities transactions in Russia are subject to additional risks because of the recent formation of the Russian securities market, the underdeveloped state of the banking and telecommunications systems, and the overall legal and regulatory framework. Prior to 2013, there was no central

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registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the Depository and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors face the possibility of further devaluations. In addition, there is a risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. The current economic turmoil in Russia and the effects of the global economic crisis on the Russian economy may cause flight from the Russian ruble into U.S. dollars and other currencies, which could force the Russian central bank to spend reserves to maintain the value of the ruble. If the Russian central bank falters in its defense of the ruble, there could be additional pressure on Russia’s banks and its currency.

The United States may impose economic sanctions against companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, if imposed, could impair a Fund’s ability to invest in securities it views as attractive investment opportunities. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions.

Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

RISK MANAGEMENT

Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.

Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

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SPECIAL FACTORS AFFECTING CERTAIN FUNDS

In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special considerations regarding such investments.

RISK RELATED TO MANAGEMENT OF CERTAIN SIMILAR FUNDS

The name, investment objective and policies of certain Funds are similar to other funds advised by the Adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of the Funds.

DIVERSIFICATION

While each of the Funds is classified as a “non-diversified” fund under the 1940 Act, certain Funds may become diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Funds’ Prospectus for information about whether a Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

A Fund is considered “non-diversified” if a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”

DISTRIBUTIONS AND TAX MATTERS

The following discussion is a summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders.

There may be other tax considerations applicable to particular shareholders. Unless otherwise stated, the following discussion applies only to an owner of shares that: (i) is treated as the beneficial owner of such shares for U.S. federal income tax purposes; (ii) holds such shares as capital assets; and (iii) is a U.S. person for U.S. federal income tax purposes (a “U.S. Shareholder”).

If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the shares to them.

This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local tax laws.

Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.

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Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, each Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, gain from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (such income described in (i) or (ii), “qualifying income”); and

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested: (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses; or (y) in the securities of one or more QPTPs.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is defined as a partnership: (y) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof; and (z) less than 90% of the gross income of which for any taxable year constitutes qualifying income described in (a)(i) above. As discussed above, although income from a QPTP is qualifying income, investments in QPTPs generally cannot exceed 25% of the value of the Fund’s total assets as of the end of any quarter of the Fund’s taxable year. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. Specifically, a RIC may not use passive activity gain generated by one QPTP to offset passive activity losses generated by any other QPTP.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% qualifying income test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a RIC’s foreign currency gains to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

If a Fund qualifies for a taxable year as a RIC, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below), provided that the Fund distributes with respect to such taxable year at least the sum of: (i) 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss); and (ii) 90% of its net tax-exempt interest income, for such taxable year. If a Fund were to fail to qualify as a RIC or to satisfy this distribution requirement for any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be treated as dividend income. Under certain circumstances, such distributions would be eligible for the dividends-received deduction in the case of corporate shareholders, and for treatment as “qualified dividend income” in the case of individual shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC. If a Fund fails to satisfy the income test or asset diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

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Each Fund: (i) intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net tax-exempt interest income; and (ii) intends to distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income and net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, if a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders. In that event, shareholders: (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed gain; and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed gain against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder in respect of such undistributed gain.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund may elect to treat: (i) part or all of any post-October capital loss (defined as its net capital loss or, if there is no such loss, its net long-term capital loss or net short-term capital loss, in each case, attributable to the portion of the taxable year after October 31); and (ii) its late-year ordinary loss (generally, (A) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31 plus (B) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary taxable income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained ordinary taxable income and capital gain net income from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of determining whether a Fund has met this distribution requirement: (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year; and (ii) the Fund will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund would recognize income prior to making this excise tax distribution and would recognize losses after making this distribution. As a result, all or a portion of an excise tax distribution could constitute a return of capital, as discussed below.

Fund Distributions

The Funds anticipate distributing substantially all of their net investment income and net tax-exempt interest income for each taxable year. Distributions made out of a Fund’s current or accumulated earnings and profits will be taxable to shareholders, even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus represent economically a return of a particular shareholder’s investment). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either: (i) unrealized; or (ii) realized but not distributed. Distributions are also taxable regardless of whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash that the shareholder would have received if such shareholder had elected to receive the distribution in cash. An exempt-interest distribution from a Fund will not, however, be subject to regular U.S. federal income tax. See “Exempt-Interest Dividends” below.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated the gain, rather than how long a shareholder may have owned shares in the Fund.

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Distributions of capital gain generally are made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of QPTPs that is characterized as ordinary income under applicable provisions of the Code will be taxable as ordinary income.

Distributions of investment income designated by a Fund as derived from “qualified dividend income” may be taxed in the hands of a non-corporate shareholder at the rates applicable to long-term capital gain. In order for some of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to certain dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest; or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (unless such stock is readily tradable on an established securities market in the United States) or (b) treated as a PFIC (as defined below) in the current or a preceding year.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross income,” then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

The ultimate tax characterization of the distributions that a Fund makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that a Fund will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. If a Fund makes a distribution to its shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of such shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as gain from a disposition of the shares. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) to the extent that the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if the dividend has been received with respect to any share of stock that the Fund has held for fewer than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The dividends-received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the relevant Fund. Any distributions received by a Fund from non-U.S. corporations or REITs will not qualify for the corporate dividends-received deduction.

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An additional 3.8% Medicare tax is imposed on certain net investment income of U.S. shareholders that are individuals, estates or trusts. For this purpose, net investment income includes ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt-interest dividends received from a Fund. For each taxable year, this tax is imposed on the lesser of: (i) such person’s net investment income; and (ii) the excess of such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) over an applicable threshold amount.

Sale or Redemption of Shares

The redemption or other disposition of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of Capital Gain Dividends received on (or undistributed capital gains credited with respect to) such shares. Additionally, any loss realized upon the sale of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Under the “wash sale” rules, all or a portion of any loss realized upon a taxable disposition of Fund shares will also be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition, including through the Fund’s dividend reinvestment program. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Fund Investments

Certain investments of the Funds, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital loss into long-term capital loss, or otherwise affect the character of a Fund’s income and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. The Fund may have to borrow, or sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold, to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. Such a sale may result in a taxable gain or loss.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan: (i) any amounts received by the Fund in place of dividends earned on the security during the period in which such security was not directly held by the Fund will not give rise to qualified dividend income or a dividends-received deduction; and (ii) if any withholding taxes accrued on dividends during the period in which such security was not directly held by the Fund are taken into account in determining the amount of payments made to the Fund in respect of the securities loan, such withholding taxes will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes” below.

Certain debt securities purchased by the Funds (such as zero-coupon bonds and payment-in-kind securities) are sold at an original issue discount and thus do not make periodic cash interest payments or make periodic cash interest payments in amounts less than the economic accruals of interest. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. Under these rules, a security of this type will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no (or a lesser amount of) cash on the security during the year. A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase therein, until maturity.

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Certain debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income taxation.

Transactions of a Fund in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may accelerate income recognition and result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.

Special tax considerations apply if a Fund invests in investment companies that are treated as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year, but the Fund will recognize such income as it is earned by the investment company for purposes of determining whether the Fund is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from the investment company for income tax purposes in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company that is treated as a partnership generally will result in recognized gain to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company that is treated as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

Some amounts received by each Fund with respect to its investments in certain QPTPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such QPTPs. On the disposition of an investment in such an QPTP, the Fund may realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the QPTP, the Fund may realize taxable income in excess of cash flow with respect to the QPTP in a later period), and the Fund must take such income into account in determining whether it has satisfied its distribution requirements.

Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income for which the corresponding cash has not yet been received. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, the distribution of such amounts could cause a portion of the Fund’s distributions for the taxable year to constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund might invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006, the portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

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In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity to which excess inclusion income is allocated to file a tax return and pay tax on such income, even though the entity otherwise might not be required to file a tax return. If the Fund allocates any excess inclusion income to a shareholder that is a “disqualified organization,” as defined for this purpose, the Fund will be subject to tax, at the highest federal corporate income tax rate, on the excess inclusion income so allocated. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable “disqualified organization” and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

Special tax consequences apply to charitable remainder trusts, as defined in Section 664 of the Code (“CRTs”) that invest in RICs that directly or indirectly hold residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT that realizes UBTI for a taxable year must pay an excise tax in an amount equal to such UBTI. IRS guidance issued in October 2006 provides that a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income, but rather, will be treated as a “disqualified organization” for purposes of the imposition of the Fund-level tax described above. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

If a Fund invests in a passive foreign investment company (a “PFIC”), certain special tax consequences may apply. A PFIC is any foreign corporation of which: (i) 75% or more of the gross income for the taxable year is passive income; or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose includes dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions, including commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Unless it makes a QEF (as defined below) election or mark-to-market election with respect to the PFIC, as described below, a Fund’s investments in a PFIC could subject the Fund to a U.S. federal income tax (plus an interest charge) on certain distributions received from the PFIC or on gain from the disposition of shares in the PFIC. The Fund cannot eliminate this tax by making distributions to Fund shareholders.

If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include in its gross income its share of the PFIC’s ordinary earnings and net capital gain annually, regardless of whether it receives any distributions from the PFIC. Alternately, a Fund may make an election to mark to market its interest in the PFIC annually, and thus to take into account the economic gains (and to a limited extent losses) in such investment as though it had sold and repurchased its interest in the PFIC on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. A Fund that invests indirectly in PFICs by virtue of the Fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make a QEF election or a mark-to-market election with respect to the underlying PFICs; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A Fund may have wholly owned subsidiaries organized under the laws of the Cayman Islands, which are classified as corporations for U.S. federal income tax purposes (each, a “Subsidiary”). In that case, the Fund would invest a portion of its assets in its Subsidiary. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor provided under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, in which case, the Subsidiary would be subject to U.S. federal income tax and, under certain circumstances, U.S. branch profits tax, in respect of its net income that was “effectively connected” with such activities.

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In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with its conduct of a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a Subsidiary will derive meaningful income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund investing in its Subsidiary will be treated as a “U.S. shareholder” of that Subsidiary. As a result, it is generally expected that a Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s income for each taxable year, whether or not such income is distributed by the Subsidiary. A Fund’s recognition of its Subsidiary’s income will increase the Fund’s tax basis in the Subsidiary’s stock. Distributions by the Subsidiary to a Fund will be tax-free and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock to the extent of the Subsidiary’s income that was previously included in income by the Fund. These income inclusions will constitute ordinary income, regardless of the character of the Subsidiary’s underlying income. Although each Fund generally expects to take the position that such income inclusions constitute qualifying income for purposes of the RIC income test, there can be no assurances in this regard. If a net loss is realized by the Subsidiary, such loss is not available to offset the income earned by a Fund and such loss cannot be carried forward to offset taxable income of a Fund or the Subsidiary in future periods.

The ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a RIC under the Code.

Investment in Other Funds

If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as RICs or in shares of REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. If an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds), but the losses may result in a decrease in the value of the shares of the underlying fund, which would cause the Fund to recognize a loss upon the disposition of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction and may be disallowed. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of a security are sold by the Fund at a loss and the Fund acquires substantially identical shares (among other things) 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest and eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If a Fund receives dividends from an underlying fund that qualifies as a RIC, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund will be permitted in turn to designate a portion of its distributions as “qualified dividend income,” provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

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Depending on a Fund’s percentage ownership in an underlying fund before and after a redemption, a redemption of shares of an underlying fund (other than shares of a “publicly offered” RIC) by a Fund may cause the Fund to be treated as receiving a dividend distribution under Section 301 of the Code equal to the full amount of the redemption proceeds (or, if less, its shares of the current and accumulated earnings and profits of the underlying fund). In general, any such dividend would be treated as ordinary income. Moreover, a redemption of shares of an underlying fund (other than shares of a “publicly offered” RIC) by a shareholder other than a Fund could under certain circumstances cause the Fund to be treated as receiving a dividend distribution from the underlying fund. These rules could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly or if the Fund had invested directly in the securities held by the underlying fund.

Under recently proposed regulations, the preamble to which states that taxpayers may rely on them prior to finalization, if the Fund receives a dividend from a REIT (other than a capital gain dividend, as defined in the Code, or a dividend that constitutes qualified dividend income), the Fund may distribute a “Section 199A dividend” in an amount equal to the REIT dividend, reduced by deductions of the Fund that are properly allocable to the REIT dividend. A non-corporate shareholder may claim a deduction equal to 20% of any Section 199A dividends received from the Fund, provided that the shareholder satisfies applicable holding period requirements with respect to his or her Fund shares and subject to certain other limitations.

Backup Withholding

A shareholder that is a non-exempt recipient may be subject to backup withholding on distributions from a Fund if it fails to properly provide a correct taxpayer identification number (“TIN”), it has under-reported dividend or interest income, or it fails to certify that he or she is not subject to backup withholding. The backup withholding rules may apply even if the distribution is properly designated as an exempt-interest dividend. In addition, under comparable circumstances, proceeds from a shareholder’s sale of shares to a person other than the Fund may be subject to backup withholding. The backup withholding tax rate is 24%. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the shareholder’s U.S. federal income tax liability and may entitle the shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Foreign Taxes

A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% by value of a Fund’s assets at the end of a taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata shares of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, as well as the portion of any dividend paid by the Fund that constitutes foreign-source income derived by the Fund. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) for at least 16 days during the 31-day period surrounding, and including, the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.

If a Fund does not make the above election or if more than 50% of its assets at the end of a taxable year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

The foregoing is only a general description of the treatment of foreign-source income and foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Exempt-Interest Dividends

Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order for a Fund to qualify to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must

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consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly reported as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends will not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal alternative minimum taxation and for state and local taxes.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of non-corporate shareholders.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

From time to time legislation may be introduced that would change the tax treatment of exempt-interest dividends. Such legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.

State and Local Tax Matters

Depending on the residence of shareholders for tax purposes, distributions may be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and Capital Gain Dividends from RICs may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. If a Fund invests to a substantial degree in U.S. government securities that are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Non-U.S. Shareholders

Shares of the Funds have not been registered for sale outside of the United States. This SAI is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

For purposes of this discussion, a “Non-U.S. Shareholder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of shares of a Fund that is not a U.S. Shareholder or an entity that is treated as a partnership for U.S. federal income tax purposes. The discussion below does not apply to a Non-U.S. Shareholder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year, who is a former citizen or former resident of the United States or that is an entity that has expatriated from the United States. Such Non-U.S. Shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds. The U.S. federal income taxation of a Non-U.S. Shareholder depends on whether the income that the Non-U.S. Shareholder derives from the Funds is “effectively connected” with a trade or business that the Non-U.S. Shareholder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Shareholder).

In general, if the income that a Non-U.S. Shareholder derives from a Fund is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Shareholder (or, if an applicable tax treaty so provides, the Non-U.S. Shareholder does not maintain a permanent establishment in the United States), dividends other than Capital Gain Dividends and exempt-interest dividends paid by such Fund to the Non-U.S. Shareholder will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to income or gains (such as foreign-source dividend and interest income) that, if paid to a Non-U.S. Shareholder directly, would not be subject to withholding. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a RIC must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible. However, provided that certain requirements are satisfied, the Fund will not be required to withhold any amounts: (i) with respect to distributions made out of U.S.-source interest income that would have been exempt from U.S. federal tax if recognized directly by a Non-U.S. Shareholder, if such distributions are properly reported by the Fund (“interest-related dividends”); or (ii) with respect to distributions of the excess of net short-term capital gains over net long-term capital losses if such distributions are properly reported by the Fund (“short-term capital gain dividends”).

Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the redemption or other disposition of shares of a Fund or on Capital Gain Dividends unless: (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such Non-U.S. Shareholder within the United States (and, if an applicable treaty so provides, the Non-U.S. Shareholder maintains a permanent establishment in the United States); or (ii) the Fund shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. In addition, a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on exempt-interest dividends.

Special rules apply to distributions to Non-U.S. Shareholders from a Fund that either is a “United States real property holding corporation” (a “USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the redemption or other disposition of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and certain other assets. USRPIs are broadly defined and generally include an equity interest in a USRPHC. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.

In the case of a Fund that is a USRPHC or would be a USRPHC but for certain exceptions from the definition of USRPI, distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as from the disposition of a USRPI in its hands will retain their character as gains realized from USRPIs in the hands

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of the Fund’s foreign shareholders. If the Non-U.S. Shareholder holds more than a 5% interest in the Fund at any time during the one-year period ending on the date of distribution, such distributions will be treated as gains “effectively connected” with the conduct of a U.S. trade or business, and will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Moreover, Non-U.S. Shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 21% of the amount of any such distribution. Any such amount withheld will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability and, to the extent the amount withheld exceeds such tax liability, may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis. In the case of all other Non-U.S. Shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the one-year period ending on the date of the distribution), the gain from the disposition of USRPIs will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund will be required to withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder. Non-U.S. Shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.

If a Fund that is a USRPHC is not “domestically controlled,” the Fund will be required to withhold 15% of any redemption proceeds distributed to a greater-than-5% Non-U.S. Shareholder, and that Non-U.S. Shareholder must file a U.S. income tax return for the year of the redemption of its shares in the Fund and pay any additional tax due on the gain. Any such amount withheld will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability and, to the extent the amount withheld exceeds such tax liability, may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis. Generally, however, no tax is imposed on Non-U.S. Shareholders with respect to gain recognized, and no withholding is required with respect to amounts paid on a redemption of shares of a Fund, if the Fund is a “domestically controlled” USRPHC, as defined for this purpose.

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Shareholder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Shareholder), any distributions of “investment company taxable income,” any Capital Gain Dividends, any amounts retained by a Fund that are designated as undistributed capital gains and any gains realized by the Non-U.S. Shareholder upon the redemption or other disposition or exchange of shares will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. persons. A Non-U.S. Shareholder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the shares and may be filed in connection with the payments of the proceeds from a redemption or other disposition of shares. A Non-U.S. Shareholder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of shares if such Non-U.S. Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Non-U.S. Shareholders should consult their tax advisors in this regard.

A Non-U.S. Shareholder may under certain circumstances be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Non-U.S. Shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.

Under the provisions of the Code referred to as “FATCA,” a Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends to certain non-U.S. entities that fail to comply (or be deemed compliant) with requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Under proposed regulations which state that taxpayers may rely on the proposed regulations until final regulations are issued, this withholding tax will not apply to Capital Gain Dividends or the gross proceeds from the sale or other disposition of shares (as otherwise would have been the case effective January 1, 2019). Non-U.S. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required under FATCA.

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General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of each of the Funds, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019-present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018-February 2019); President, Women’s National Basketball Association (March 2016-October 2018); Vice President, The Coca-Cola Company (2013-2016).	8	Director, Operation Hope (2015-2016; 2020-present); Director, Grady Health System (Chair, Quality Committee 2014-2017); Chair, Borders Commission, United States Olympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012-present)	8	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC

Kevin Klingert (1962); Trustee since inception	Retired; Senior Advisor, Morgan Stanley Investment Management Inc. (2016-2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	8	N/A

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994-2017).	8	N/A

Lauren K. Stack (1963); Trustee since inception	Principal, b2G Capital, Inc. (consulting) (2016-present); Chief Operating Officer, Corcoran Gallery of Art (2011-2015).	8	Independent Director, Virginia529; Director, ACT for Alexandria (2002-2019); Director, Inova Alexandria Hospital Foundation; Director, Capitol Post

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Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.	8	Director, J.P. Morgan Private Investments Inc.

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board serves currently includes one registered investment company (8 funds).

The Trustees serve for an indefinite term. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

Qualifications of Trustees

The Trust has concluded that each of the Trustees should serve on the Board because of the Trustee’s ability to review and understand information about the Fund provided to the Trustee by management, to identify and request other information the Trustee may deem relevant to the performance of the Trustee’s duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience.

In reaching its conclusion that each Trustee should serve as a Trustee of the Trust, the Board also considered the following additional specific qualifications, contributions and experience of the following Trustees:

Lisa Borders. Ms. Borders has significant experience in corporate strategy and operations in the public, private and non-profit sectors, having served as Chairman of The Coca-Cola Company Foundation, as President of the fundraising arm of a large public hospital, and in municipal government.

James P. Donovan. Mr. Donovan has substantial experience in financial services, financial markets infrastructure and broker-dealer regulation. Prior to his current role as Chairman of a multi-cultural education business, Mr. Donovan held senior executive positions at FINRA and SWIFT, where he was a member of both the Operating and Management committees. Mr. Donovan also previously served as the Managing Director/Regional Business Executive-EMEA/Japan for Citibank and earlier, in senior management roles with other Money Center banks.

Kevin Klingert. Mr. Klingert has significant investment management and financial services experience. Mr. Klingert previously served as Senior Advisor and Managing Director at Morgan Stanley Investment Management Inc., and has 26 years of portfolio management experience at several large financial services firms.

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Neil Medugno. Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management. Mr. Medugno has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Medugno’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Lauren Stack. Ms. Stack has significant corporate and executive leadership experience, currently serving as a principal at a private consulting services firm and as trustee of a college savings plan. Prior to these roles, Ms. Stack served as Chief Operating Officer of a professional services firm and a privately funded museum/college with responsibility for a range of operations, including finance, audit, legal and business development activities.

Mary Savino. Ms. Savino has over 25 years of experience in financial services and extensive experience with registered investment companies. She began her career in mutual funds at Morgan Stanley, where she held several positions in the mutual fund group formerly known as The Pierpont Funds until the team was acquired by Morgan Guaranty Trust Company in 1988. After joining J.P. Morgan, Ms. Savino held various roles of increasing responsibility within the Asset & Wealth Management business including Head of US Mutual Funds. Since 2016, Ms. Savino serves as the Head of Investment Advisory for J.P. Morgan Private Investments Inc., where she provides strategic guidance on investment adviser activities. Between 2009 and 2016, she served as Global Head of the Portfolio Management Group and Global Head of Client Portfolio Management for the Global Access Funds. Ms. Savino has extensive experience in the management and operations of funds, product development, marketing, sales and regulatory matters.

Board Leadership Structure and Oversight

The Board has structured itself in a manner that allows it to effectively perform its oversight function. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Chairman of the Board is an Interested Trustee. The Board has designated a Lead Independent Trustee. The Lead Independent Trustee provides an effective independent voice in the leadership structure. The Lead Independent Trustee: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or the Independent Trustees determine from time to time. The Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds in the complex. As described under “Qualifications of Trustees” and “Standing Committees,” the Board has two committees: the Audit Committee and the Governance and Nominating Committee. The Board has determined that the leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Funds as a whole as well as issues that are unique to each Fund.

The Board and the Committees take an active role in risk oversight, including the risks associated with registered investment companies such as investment risk, compliance and valuation. In addition, in connection with its oversight, the Board receives regular reports from the Funds’ Chief Compliance Officer, Principal Financial Officer and Treasurer, the Adviser, the Administrator, and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from a risk officer at JPMPI, including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk, among others. The Board also receives regular reports from personnel responsible for JPMPI’s business resiliency and disaster recovery.

In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. The Audit Committee is responsible for oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Governance and Nominating Committee is responsible for, among other things, oversight of matters relating to the Funds’ corporate governance obligations, Fund service providers

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and litigation. At each periodic meeting, each of the Governance and Nominating Committee and the Audit Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Additional information about each of the Committees is included below in “Standing Committees.”

Standing Committees

The Board of Trustees has two standing committees: the Audit Committee and the Governance and Nominating Committee.

The members of each Committee are set forth below:

Name of Committee	Members	Committee Chair

Audit Committee	Lisa Borders, James P. Donovan, Kevin Klingert, Neil Medugno, Lauren Stack	Neil Medugno

Governance and Nominating Committee	Lisa Borders, James P. Donovan, Kevin Klingert, Neil Medugno, Lauren Stack	James P. Donovan

Audit Committee. The members of the Audit Committee are each Independent Trustees of the Trust. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vi) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. During the fiscal period ended December 31, 2019, the Audit Committee met five times.

Governance and Nominating Committee. The members of the Governance and Nominating Committee are each Independent Trustees of the Trust. The duties of the Governance and Nominating Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; and (iii) periodic review and evaluation of the functioning of the Board and its committees. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance and Nominating Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. At a minimum, nominee recommendations should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance and Nominating Committee in evaluating the recommendation.

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Shareholders should note that a person who owns securities issued by JPMorgan would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with JPMorgan or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance and Nominating Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company. During the fiscal period ended December 31, 2019, the Governance and Nominating Committee did not meet.

For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES — Ownership of Securities” in Part I of this SAI.

Indemnification and Trustee Compensation

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

For details of Trustee compensation paid by the Funds, see “TRUSTEES — Trustee Compensation” in Part I of this SAI.

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since inception	Executive Director, J.P. Morgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018); Assistant Treasurer, Franklin Templeton Investments (2010-2015).

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, J.P. Morgan Securities LLC (2020-present); Vice President, J.P. Morgan Securities LLC (2017-2020); Vice President, J.P. Morgan Investment Management Inc. (formerly J.P. Morgan Funds Management, Inc.) (2013-2017).

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For details of the percentage of shares of each Fund owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP — Trustees and Officers” in Part I of this SAI.

INVESTMENT ADVISER AND SUB-ADVISER

Pursuant to an investment advisory agreement, JPMPI serves as investment adviser to the Funds. BlackRock Investment Management, LLC (“BlackRock”) serves as investment sub-adviser to the Funds pursuant to investment sub-advisory agreements with JPMPI.

The Trust’s shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMPI or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISER AND SUB-ADVISER — Investment Advisory Fees” in Part I of the SAI for the respective Fund.

For details of the dollar range of shares of each Fund beneficially owned by the portfolio managers that manage such Fund, see “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.

J.P. Morgan Private Investments Inc. (“JPMPI”). JPMPI serves as investment adviser to the Funds pursuant to the investment advisory agreement between JPMPI and the Trust (the “Advisory Agreement”). JPMPI is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMPI is located at 383 Madison Avenue, New York, NY 10179.

Under the terms of the Advisory Agreement, the investment advisory services JPMPI provides to the Funds are not exclusive. JPMPI is free to and does render similar investment advisory services to others. JPMPI serves as investment adviser to other pooled investment vehicles. The accounts which are managed or advised by JPMPI have varying investment objectives, and JPMPI invests or allocates assets of such accounts in investments or to sub-advisers who employ investment strategies substantially similar to, or the same as, those which are expected to constitute the principal strategies of certain Funds. Such accounts are supervised by employees of JPMPI who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

Under the Advisory Agreement, the Funds have agreed to pay JPMPI a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectus. In addition, JPMPI has contractually agreed through at least 04/30/2021 to waive any management fees for a Fund that exceed the aggregate management fees JPMPI or a Fund is contractually required to pay the Fund’s Sub-Adviser.

The Advisory Agreement continues in effect for annual periods beyond its initial two-year term only if specifically approved thereafter annually; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. The Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMPI and by JPMPI on 90 days’ written notice to the Trust. The Advisory Agreement was approved by the Board of Trustees at its meeting in November 2018.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Subject to the supervision of the Trust’s Board of Trustees, JPMPI provides or will cause to be provided a continuous investment program for the Funds. JPMPI may delegate its responsibilities to sub-advisers. Any sub-advisory agreements must be approved by the Trust’s Board of Trustees, as required by the 1940 Act.

BlackRock Investment Management, LLC (“BlackRock”). BlackRock has been engaged by JPMPI to serve as investment sub-adviser to the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund pursuant to an investment sub-advisory agreement (the “BlackRock Sub-Advisory Agreement”). BlackRock is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BlackRock is located at 1 University Square Drive, Princeton, New Jersey 08540.

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BlackRock is paid monthly by JPMPI a fee based on the portion of assets under management of each of the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund allocated to BlackRock, as set forth in the BlackRock Sub-Advisory Agreement.

The BlackRock Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

POTENTIAL CONFLICTS OF INTEREST

Conflicts of Interest Relating to the Adviser

The Adviser and/or its affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Adviser and JPMorgan is set forth in the Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Adviser’s and the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Chief Compliance Officer. The Chief Compliance Officer of the Funds and the Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Funds and the Trust. The Funds and the Trust have implemented policies and procedures to seek to mitigate such conflicts.

Acting for Multiple Clients. In general, the Adviser faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by the Adviser (“Other Accounts”) engage in short sales of the same securities held by a Fund, the Adviser could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by the Adviser for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity

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constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. The Adviser’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for the Adviser to favor the account paying it the potentially higher fee, e.g., in placing securities trades.

The Adviser and its Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Adviser and/or an Affiliate. The Adviser or its Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Adviser is not required to purchase or sell for any client account securities that it, an Affiliate or any of its or their employees may purchase or sell for their own accounts or the proprietary accounts of the Adviser or an Affiliate or its clients. The Adviser, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.

The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s portfolio managers.

Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities and the Funds will not be entitled to any such compensation. In providing services and products to clients other than the Funds, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for a Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including a Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or the Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Funds as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the Funds have received exemptive orders permitting the Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Funds cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Funds could not purchase in the offering. In both cases the number of securities and counterparties available to the Funds will be fewer than are available to mutual funds that are not affiliated with major broker dealers.

JPMorgan derives ancillary benefits from providing investment advisory services to the Funds, and providing such services to the Funds may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.

Participations Adverse to the Funds. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect a Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when a Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients.”

Preferential Treatment. The Adviser may receive more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for the Adviser and its portfolio managers by providing an

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incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.

Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day oversight of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. Or, the portfolio managers, who also serve as advisers to wealth management clients, could have an advantage over other non-client shareholders in the Funds, if any. JPMorgan has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by the Adviser on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.

Soft Dollars. To the extent the Adviser executes transactions on behalf of the Funds, the Adviser may pay certain broker-dealers “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. The Adviser faces conflicts of interest because the statistical information and other research services may benefit certain other clients of the Adviser more than a Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.

Additionally, when the Adviser uses client brokerage commissions to obtain statistical information and other research services, the Adviser receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, the Adviser may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.

Redemptions. JPMorgan, as a seed investor and JPMorgan on behalf of its discretionary clients have significant ownership in certain Funds. JPMorgan faces conflicts of interest when considering the effect of redemptions on such Funds and on other shareholders in deciding whether and when to redeem its shares. A large redemption of shares by JPMorgan or by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large redemption could significantly reduce the assets of a Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio.

Affiliated Transactions. While the Adviser intends to use the Sub-Adviser to execute transactions for the Funds, to the extent the Funds engage in principal or agency transactions with other Funds or with JPMorgan, the Funds will be subject to conflicts of interest. To the extent permitted by law, the Funds can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker (including clearing broker) for, and receives a commission from, the Funds (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self-dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of a Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

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In addition, Affiliates of the Adviser have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). The Adviser, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.

JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.

Lending. When a Fund engages in securities lending transactions, the Adviser faces a conflict of interest when an Affiliate operates as a service provider in the securities lending transaction or otherwise receives compensation as part of the securities lending activities.

Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.

Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, comes into possession of information about certain markets and investments which, if known to the Adviser, could cause the Adviser to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of a Fund. However, JPMorgan’s internal information barriers restrict the Adviser’s ability to access such information even when it would be relevant to its management of the Funds. Such Affiliates can trade differently from the Funds potentially based on information not available to the Adviser. If the Adviser acquires or is deemed to acquire material non-public information regarding an issuer, the Adviser will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material.

Gifts and Entertainment. From time to time, employees of the Adviser receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or the Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

Ownership Interest in JPMorgan Chase & Co. Stock and Other Securities. Certain asset management firms (each, an “asset manager”), including BlackRock, through their funds and separately managed accounts currently hold a 5% or more ownership interest in JPMorgan publicly traded stock. This ownership interest presents a conflict of interest when JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, the Adviser and JPMorgan Chase & Co. (collectively “JPM”) recommends or purchases the publicly traded security of the asset manager or the separately managed accounts, strategies or funds that are managed or advised by the asset manager. JPM addresses this conflict by disclosing the ownership interest of the asset manager and by subjecting the asset manager’s separately managed accounts, strategies and funds to a research process. Additionally, the financial advisers and portfolio managers that may purchase or recommend securities, separately managed accounts, strategies and funds of an asset manager that has an ownership interest in JPMorgan Chase & Co., do not receive any additional compensation for that purchase or recommendation. A fund ownership interest in JPMorgan Chase & Co. can cause the fund and its affiliates to determine that they are unable to pursue a transaction or the transaction will be limited or the timing altered. JPMorgan Chase & Co. monitors ownership interests in JPMorgan Chase & Co. for regulatory purposes and to identify and mitigate actual and perceived conflicts of interest. As of December 31, 2019, both BlackRock Inc. and The Vanguard Group hold more than a 5% interest in JPMorgan Chase & Co.

Additionally, to comply with regulatory requirements, the Funds do not invest in securities issued by JPMorgan Chase & Co. This could cause the Funds to underperform versus other funds that can make such investments.

Conflicts of Interest Relating to the Sub-Adviser

The Adviser has engaged an unaffiliated Sub-Adviser and primarily acts as a manager of managers in respect of the Funds. The Adviser compensates the Sub-Adviser out of the advisory fees it receives from the Fund, which creates an incentive for the Adviser to select sub-advisers with lower fee rates or to select affiliated sub-advisers. In addition, the Sub-Adviser has interests and relationships that create actual or potential conflicts of interest related to their management of the assets of the Funds allocated to the Sub-Adviser. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to JPMorgan. Because the Sub-Adviser engages in direct trading strategies for the Fund assets allocated to it, the Sub-Adviser has potential conflicts of

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interest related to the investment of client assets in securities and other instruments that would not apply to the Adviser unless the Adviser is also engaging in direct trading strategies, or could apply to the Adviser in a different or more limited manner. Such potential conflicts relate to the Sub-Adviser’s trading and investment practices, including, but not limited to, its selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which it has an interest. Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth in the Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2 of the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

BlackRock

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. It should also be noted that Mr. Musmanno may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Musmanno may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

For details of the dollar range of shares of each Fund beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS — Ownership of Securities” in Part I of this SAI.

PORTFOLIO MANAGER COMPENSATION

Adviser

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives,

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and adherence with JPMorgan’s compliance, risk and regulatory procedures. Each portfolio manager is evaluated on the performance of his / her portfolios (including the mutual funds) relative to the applicable benchmarks, which performance is measured over various time periods including 1-, 3- and 5-year periods, and on a pre-tax and/or after-tax basis, as applicable.

A portion of a portfolio manager’s incentive compensation includes deferred compensation. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation into selected JPMorgan funds. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or will take the form of a JPMorgan restricted stock unit award. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds or shares of JPMorgan common stock.

BlackRock

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Mses. Aguirre, Hsui, Henige and Whitelaw and Mr. Mason

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Aguirre, Hsui, Henige and Whitelaw and Mr. Mason is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

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Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

CODES OF ETHICS

The Trust, the Adviser and the Sub-Adviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions. Pursuant to the Advisory and Sub-Advisory Agreements, the Adviser and/or the Sub-Adviser, as applicable, determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser and the Sub-Adviser operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or the Sub-Adviser, as applicable, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

Adviser

The following discussion applies when the Adviser executes trades on behalf of the Funds. However, the Adviser itself generally does not execute individual securities trading but instead allocates client assets to the sub-advisers who execute securities trading or to underlying funds. The Adviser performs due diligence prior to allocating client assets to the sub-advisers or to underlying funds and that due diligence includes a review of the sub-advisers’ and/or underlying funds’ trading practices. Periodically thereafter, such due diligence includes a review of the best execution policies of the sub-advisers and the underlying funds’ investment advisers. The Adviser does not engage in any soft dollar arrangements for the Funds at this time, although it will review and perform diligence on the soft dollar policies and practices of the Sub-Advisers it allocates assets to and of underlying funds in which it invests client assets.

When the Adviser executes trades on behalf of the Funds, the Adviser may place orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

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Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U.S. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund

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expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from the Distributor or any of its affiliates.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, the allocation procedure might not permit a Fund to participate in the benefits of the aggregated trade.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Adviser based on its best judgment and in a manner deemed fair and reasonable to shareholders of the Fund and consistent with the Adviser’s obligation to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

Under the Adviser’s policy, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow the Adviser to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.

The Adviser may cause the Funds to participate in soft dollar arrangements whereby a broker-dealer provides market data services and third-party research in addition to proprietary research. In order to obtain such research, the

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Adviser may utilize a Client Commission Arrangement (“CCA”). CCAs are agreements between an investment adviser and executing broker whereby the investment adviser and the broker agree to allocate a portion of commissions to a pool of credits maintained by the broker that are used to pay for eligible brokerage and research services. The Adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) of the Securities Exchange Act. As required by interpretive guidance issued by the SEC, any CCAs entered into by the Adviser with respect to commissions generated by the Funds will provide that: (1) the broker-dealer pay the research preparer directly; and (2) the broker-dealer take steps to assure itself that the client commissions that the Adviser directs it to use to pay for such services are only for eligible research under Section 28(e).

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Sub-Advisers

The sub-advisers may place orders for the purchase and sale of securities that are held in the respective Funds. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each sub-adviser to seek best execution. Each sub-adviser is required to consider all factors that it deems relevant when assessing best execution for the Fund, including, for example, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best execution, each sub-adviser is authorized to consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each sub-adviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each sub-adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each sub-adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each sub-adviser under the applicable sub-advisory agreement. The Funds may purchase and sell portfolio securities through brokers who provide a sub-adviser with brokerage and research services.

The fees of each sub-adviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a sub-adviser does not provide any services to its respective Fund(s) except portfolio investment management and related record-keeping services. The Adviser may request that a sub-adviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

It is possible that certain of the services received by a sub-adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the sub-adviser.

For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES — Brokerage Commissions” in Part I of this SAI.

For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES — Securities of Regular Broker-Dealers” in Part I of this SAI.

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OVERVIEW OF SERVICE PROVIDER AGREEMENTS

The following sections provide an overview of the Funds’ agreements with various service providers including the Administrator, Distributor, Custodian and Transfer Agent.

ADMINISTRATOR

Brown Brothers Harriman & Co. serves as the administrator and fund accounting agent to the Funds (in such capacity, the “Administrator”), pursuant to an Administration Agreement dated June 22, 2018, as amended from time to time (the “Administration Agreement”), between the Trust, on behalf of the Funds, and the Administrator. The principal offices of the Administrator are located at 140 Broadway, New York, New York 10005. The Administrator provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to each Fund’s shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and the Board’s committees.

If not terminated, the Administration Agreement has an initial term of three years and thereafter continues in effect for successive one-year periods. The Administration Agreement may be terminated (a) by any party thereto with 75 days’ prior written notice, or (b) by the Trust with 60 days’ prior written notice or at any time after the Trust files for dissolution. In addition, the Administration Agreement may be terminated immediately in the event of a material breach of the Administration Agreement that is not cured within 60 days, or in the event that a party thereto is adjudged bankrupt or insolvent or has bankruptcy or insolvency proceedings commenced against it. The Administration Agreement will terminate simultaneously with the termination of the relevant Custody Agreement between the Trust and Brown Brothers Harriman & Co.

The Administration Agreement provides that the Administrator shall not be liable for any loss, damage or expense suffered by the Trust or any other person arising from any act, omission, error or delay of the Administrator in performing its duties thereunder, including any error of judgment or mistake of law, except a loss, damage or expense directly resulting from willful misconduct, bad faith or negligence in the performance of its duties.

For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR — Administrator Fees” in Part I of this SAI.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA.

Under a distribution agreement with the Trust dated June 22, 2018, as amended from time to time (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.

Unless otherwise terminated, the Distribution Agreement with the Distributor will continue in effect for successive one-year terms if approved at least annually by: (a) the vote of the Board of Trustees, including the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the Distributor. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.

For details of the compensation paid to the Distributor, see “DISTRIBUTOR — Compensation paid to Distributor” in Part I of this SAI.

CUSTODIAN

Brown Brothers Harriman & Co. serves as the custodian for each of the Funds (in such capacity, the “Custodian”), pursuant to the Custodian Agreement dated June 6, 2018, as amended from time to time (the

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“Custody Agreement”). Pursuant to the Custody Agreement, the Custodian is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

TRANSFER AGENT

DST Asset Manager Solutions, Inc. (“DST” or “Transfer Agent”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.

OTHER SERVICES

Affiliates of JPMorgan Chase may, from time to time, at their own expense, pay certain affiliates for providing clearing services, which may include networking, sub-transfer agency, omnibus sub-accounting, record-keeping and other administrative and processing support with respect to JPM Program client accounts. Such “at cost” payment does not represent an additional expense to the Funds or to their shareholders.

For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits.

The Adviser, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the Six Circles Funds Privacy Policy provided with your shareholder report.

EXPENSES

The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for certain Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.

The Adviser has agreed that it will waive fees or reimburse the Funds, as applicable, as described in the Prospectus.

TRUST COUNSEL

The law firm of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017-9998, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under “Distribution and Tax Matters” in its respective Prospectus.

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Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

Shares are sold at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.

The NAV per share of a Fund is equal to the value of all the assets attributable to the Fund, minus the liabilities attributable to the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value the Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund’s NAV is calculated, may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. Trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed.

Shares of ETFs, if any, are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end mutual funds are valued at their respective NAVs.

Fixed income securities are valued using market quotations supplied by approved independent third party pricing services, affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to, proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Funds are calculated.

Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services affiliated with the Adviser. Valuations received by the Funds from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.

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With respect to both Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with policies and procedures (“Policies”) established by and under the supervision and responsibility of the Trustees. The Board of Trustees has delegated to the Adviser, which has in turn delegated to the Administrator, the responsibility for implementing the day-to-day operational aspects of the valuation process. The Adviser has created the Six Circles Valuation Committee (“VC”) to oversee and carry out the Policies for the valuation of investments held in the Funds. The VC is comprised of senior representatives from JPMPI, JPMPI Legal, Compliance and Risk Management and the Funds’ Chief Compliance Officer. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the VC believes that market quotations do not accurately reflect the value of a security.

From time to time, there may be errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Shareholders will generally not be notified of the occurrence of an error or the resolution thereof.

THE TRUST

Six Circles Trust was formed as a Delaware statutory trust on November 8, 2017 pursuant to a Declaration of Trust dated November 8, 2017.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. Six Circles Trust’s Declaration of Trust provides that shareholders of Six Circles Trust shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to Six Circles Trust or any series or class thereof. In addition, the Declaration of Trust provides that neither Six Circles Trust nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Declaration of Trust for Six Circles Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust of Six Circles Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declaration of Trust of Six Circles Trust also provides that Six Circles Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

Six Circles Trust’s Declaration of Trust also provides that Six Circles Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with Six Circles Trust, unless, as to liability to Six Circles Trust, or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

Six Circles Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

DESCRIPTION OF SHARES

Shares of Six Circles Trust. Six Circles Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See “The Trust.”

The Declaration of Trust of Six Circles Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of Six Circles Trust may authorize the

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issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine; however, the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each share on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of Six Circles Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of Six Circles Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declaration of Trust of Six Circles Trust.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of Six Circles Trust which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees of Six Circles Trust may, without shareholder approval (unless otherwise required by applicable law): (i) cause Six Circles Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume Six Circles Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the U.S. or of a state, commonwealth, possession or territory of the U.S., unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of Six Circles Trust to merge or consolidate with or into any one or more other series or classes of Six Circles Trust one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause Six Circles Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement Six Circles Trust’s governing instruments, including the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, Six Circles Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of Six Circles Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Six Circles Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

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Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

PORTFOLIO HOLDINGS DISCLOSURE

The Board, on behalf of each of the Funds, has adopted a portfolio holdings disclosure policy to prevent the misuse of material non-public information relating to the Funds and to ensure all Fund shareholders have equal access to the list of Fund portfolio holdings. Any material amendments to this policy must be reviewed and approved by the Board.

Disclosure of the Funds’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semi-annual report to shareholders. The Funds will also report their monthly portfolio holdings to the SEC on Form N-PORT on a quarterly basis within 60 days after the end of the fiscal quarter, and information reported for the third month of each Fund’s fiscal quarter will be made public on the SEC’s website. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov. The Funds may provide their complete portfolio holdings on the Funds’ website at www.sixcirclesfunds.com at the same time that such reports are filed with the SEC. The Funds may also provide complete portfolio holdings on the Funds’ website more frequently.

The Funds’ publicly available uncertified, complete list of portfolio holdings information may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to: (i) third party service providers, rating and ranking agencies and affiliated persons of the Funds; and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures.

In addition, certain service providers to the Funds or the Adviser, Administrator, Distributor or their affiliates may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than the time period specified above, including JPM Programs, sub-advisers (solely with respect to their respective allocated portions of the Funds), transition managers, rating and ranking agencies, data analytics providers, financial printers, fact sheet and website preparers, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents (to the extent the Funds commence securities lending), consultants retained to assist in the drafting of management discussion of fund performance in shareholder reports, brokers in connection with Fund transactions and in providing pricing quotations and transfer agents. When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than the time period specified above. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and to submit the proposal to the Fund’s Treasurer for approval following business and legal review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders, on the one hand, and the Adviser or any affiliated person of the Fund or such entities, on the other hand, by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees has delegated to the Adviser proxy voting authority with respect to the Funds’ portfolio securities, and the Adviser in turn has delegated such authority to the Sub-Adviser in respect of its respective allocated portions of the Funds. The Sub-Adviser votes proxies in accordance with its respective proxy voting policy and procedures as described in Appendix C to Part II of this SAI.

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In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 will be on file with the SEC and will be available on the Six Circles Funds’ website at www.sixcirclesfunds.com and on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

The Trust is not required to hold a meeting of shareholders for the purpose of electing Trustees except that: (i) the Trust is required to hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in the Funds’ Prospectus and in this SAI, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” of the Trust or a particular Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust or such Fund, as applicable, shall decide the question.

Telephone calls to the Funds, the Funds’ service providers or your JPM Program representative may be recorded. With respect to the securities offered hereby, this SAI and the Prospectus do not contain all the information included in the Registration Statements of the Trust filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith are available on the EDGAR database on the SEC’s internet site at www.sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trust. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

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APPENDIX A — PURCHASES AND REDEMPTIONS

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase and redemption orders, including procedures for effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectus.

The Funds are designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. In particular, the Funds are designed to be investment vehicles for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this Prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Funds.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value.” This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with policies and procedures approved by the Board of Trustees. Additional information on the requirements applicable to in-kind contributions is available in the Prospectus.

Except as provided in a Fund’s prospectus, and subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1.

Generally, any purchase into the Funds must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Funds may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Funds).

Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days when:

(a)	trading on the exchange is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a Fund and its shareholders. Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.

Frequent Trading Policy. Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders.

The Board of Trustees has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to private clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds.

Cut-Off Times for Purchase and Redemption Orders. Orders to purchase or redeem shares accepted by a Fund by the cut-off times indicated in the Fund’s Prospectus will be processed at the NAV next calculated after the order is accepted by the Fund.

The Funds reserve the right to change any of these policies at any time.

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APPENDIX B — DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade, unless otherwise indicated in a Fund’s prospectus or SAI.

Certain Funds are rated by NRSROs. In order to maintain a rating from a rating organization, the Funds may be subject to additional investment restrictions.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

Standard & Poor’s Corporation (“S&P”)

A S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issuer credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days–including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P’s of appropriate documentation. S&P’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of S&P’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings (“Fitch”)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	HIGHEST SHORT-TERM CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2	GOOD SHORT-TERM CREDIT QUALITY. Good intrinsic capacity for timely payment of financial obligations.

F3	FAIR SHORT-TERM CREDIT QUALITY. The intrinsic capacity for timely payment of financial commitments is adequate.

B	SPECULATIVE SHORT-TERM CREDIT QUALITY. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	HIGH SHORT-TERM DEFAULT RISK. Default is a real possibility.

RD	RESTRICTED DEFAULT. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations. Applicable to entity ratings only.

D	Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other that the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Moody’s Investors Service, Inc. (“Moody’s”)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long term rating of the issuer, its guarantor or support-provider.

Dominion Bond Rating Service (“DBRS”)

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle)” and “(low).”

R-1 (high)	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

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R-1 (middle)	Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)	Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)	Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)	Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3	Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

DESCRIPTION OF BANK RATINGS

Moody’s

Moody’s Bank Financial Strength Ratings (“BFSRs”) represent Moody’s opinion of a bank’s intrinsic safety and soundness and, as such, exclude certain external credit risks and credit support elements that are addressed by Moody’s Bank Deposit Ratings. In addition to commercial banks, Moody’s BFSRs may also be assigned to other types of financial institutions such as multilateral development banks, government-sponsored financial institutions and national development financial institutions.

Unlike Moody’s Bank Deposit Ratings, BSFRs do not address the probability of timely payment. Instead, BSFRs are a measure of the likelihood that a bank will require assistance from third parties such as its owners, its industry group, or official institutions.

BSFRs do not take into account the probability that the bank will receive such external support, nor do they address risks arising from sovereign actions that may interfere with a bank’s ability to honor its domestic or foreign currency obligations.

Factors considered in the assignment of BSFRs include bank-specific elements such as financial fundamentals, franchise value, and business and asset diversification. Although BSFRs exclude the external factors specified above, they do take into account other risk factors in the bank’s operating environment, including the strength and prospective performance of the economy, as well as the structure and relative fragility of the financial system, and the quality of banking regulation and supervision.

A	Banks rated A possess superior intrinsic financial strength. Typically, they will be institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B	Banks rated B possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

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C	Banks rated C possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors: a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in the higher and lower ends, respectively, of the generic rating category.

DESCRIPTION OF LONG-TERM CREDIT RATINGS

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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Moody’s applies numerical modifiers, 1, 2, and 3 to each generic rating classified from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose nonpayment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for timely payment of financial commitments is considered adequate but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

BB	SPECULATIVE. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	SUBSTANTIAL CREDIT RISK. Default is a real possibility.

CC	VERY HIGH LEVELS OF CREDIT RISK. Default of some kind appears probable.

C	EXCEPTIONALLY HIGH LEVELS OF CREDIT RISK. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD	RESTRICTED DEFAULT. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

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•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D	DEFAULT. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

DBRS

Long-Term Obligations

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

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A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

Insurance Financial Strength Ratings, shown in connection with property/casualty groups, represent the ratings of individual companies within those groups, as displayed in Moody’s insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

Moody’s assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participation, and that the insurer will remain in the pool. Moody’s makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody’s opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.

Long-Term Insurance Financial Strength Ratings

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa	Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa	Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

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Baa	Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Insurance Financial Strength Ratings

Short-Term Insurance Financial Strength Ratings are opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

When ratings are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parenthesis beneath the name of the insurer, or there is a footnote referring to the name or names of the supporting entity or entities.

In assigning ratings to such insurers, Moody’s evaluates the financial strength of the affiliated insurance companies, commercial banks, corporations, foreign governments, or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

S&P

Insurer Financial Strength Rating (“IFS Rating”) Definitions

A S&P’s IFS Rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. IFS Ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

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This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.

IFS Ratings do not refer to an organization’s ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of IFS Ratings, and follows procedures consistent with issue credit rating definitions and practices. An IFS Rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term IFS Ratings

An insurer rated ‘BBB’ or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest IFS Rating assigned by S&P.

AA	An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.

A	An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths; ‘BB’ indicates the least degree of vulnerability within the range; ‘CC’ the highest.

BB	An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	An insurer designated ‘NR’ is not rated, which implies no opinion about the insurer’s financial security.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch

IFS Ratings

The IFS Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of

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regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating does not address the quality of an insurer’s claims handling services or the relative value of products sold.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between ‘B’ and ‘C’ on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer’s International Long-Term IFS Rating.

Long-Term International IFS Ratings

The following rating scale applies to foreign currency and local currency ratings. Ratings of ‘BBB-’ and higher are considered to be “secure,” and those of ‘BB+’ and lower are considered to be “vulnerable.”

AAA	EXCEPTIONALLY STRONG. ‘AAA’ IFS Ratings denote the lowest expectation of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY STRONG. ‘AA’ IFS Ratings denote a very low expectation of ceased or interrupted payments. They indicate very strong capacity to meet policyholder and contract obligations. This capacity is not significantly vulnerable to foreseeable events.

A	STRONG. ‘A’ IFS Ratings denote a low expectation of ceased or interrupted payments. They indicate strong capacity to meet policyholder and contract obligations. This capacity may, nonetheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD. ‘BBB’ IFS Ratings indicate that there is currently a low expectation of ceased or interrupted payments. The capacity to meet policyholder and contract obligations on a timely basis is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impact this capacity.

BB	MODERATELY WEAK. ‘BB’ IFS Ratings indicate that there is an elevated vulnerability to ceased or interrupted payments, particularly as the result of adverse economic or market changes over time. However, business or financial alternatives may be available to allow for policyholder and contract obligations to be met in a timely manner.

B

WEAK. ‘B’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is significant risk that ceased or interrupted payments could occur in the future, but a limited margin of safety remains. Capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment, and favorable market conditions.

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Alternatively, a ‘B’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, but with the potential for extremely high recoveries. Such obligations would possess a recovery assessment of ‘RR1’ (Outstanding).

CCC	VERY WEAK. ‘CCC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is a real possibility that ceased or interrupted payments could occur in the future. Capacity for continued timely payments is solely reliant upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘CCC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for average to superior recoveries. Such obligations would possess a recovery assessment of ‘RR2’ (Superior), ‘RR3’ (Good), and ‘RR4’ (Average).

CC	EXTREMELY WEAK. ‘CC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, it is probable that ceased or interrupted payments will occur in the future. Alternatively, a ‘CC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, with the potential for average to below-average recoveries. Such obligations would possess a recovery assessment of ‘RR4’ (Average) or ‘RR5’ (Below Average).

C	DISTRESSED. ‘C’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, ceased or interrupted payments are imminent. Alternatively, a ‘C’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for below average to poor recoveries. Such obligations would possess a recovery assessment of ‘RR5’ (Below Average) or ‘RR6’ (Poor).

“+” or “-” may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘B’ category.

Short-Term IFS Ratings

A Short-Term IFS Rating (“ST-IFS Rating”) provides an assessment of the near-term financial health of an insurance organization, and its capacity to meet senior obligations to policyholders and contract-holders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weighting given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

The agency will only assign a ST-IFS Rating to insurers that also have been assigned an IFS Rating. Currently, ST-IFS Ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS Rating uses the same international ratings scale used by the agency for short-term debt and issuer ratings.

F1	Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	Insurers are viewed as having an adequate capacity to meet their near-term obligations.

B	Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	Insurers are viewed as having a very weak capacity to meet their near-term obligations.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for most distressed or defaulted structured finance obligations rated “CCC” or below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

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The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1	OUTSTANDING RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.

RR2	SUPERIOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.

RR3	GOOD RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.

RR4	AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.

RR5	BELOW AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%–30% of current principal and related interest.

RR6	POOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.

Limitations of the Recovery Ratings Scale

Specific limitations relevant to the Recovery Ratings scale include:

•	The ratings do not predict a specific percentage of recovery should a default occur.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•

The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative loss severity of the rated obligation should the obligation default.

Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency’s analysis, which will influence actual recovery rates.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

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MIG 2	This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-quality credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

Municipal Short-Term Note Ratings

A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

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DESCRIPTION OF PREFERRED STOCK RATINGS

DBRS

Preferred Share Rating Scale

The DBRS preferred share rating scale is used in the Canadian securities market and is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both dividend and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low.” The absence of either a “high” or “low” designation indicates the rating is in the middle of the category. This scale may also apply to certain hybrid securities, in which case references to dividend throughout will reflect interest commitments of the hybrid security.

Pfd-1	Preferred shares rated Pfd-1 are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. Pfd-1 securities generally correspond with companies whose senior bonds are rated in the AAA or AA categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated Pfd-2 are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, Pfd-2 ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated Pfd-3 are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adverse conditions present which detract from debt protection. Pfd-3 ratings generally correspond with companies whose senior bonds are rated in the higher end of the BBB category.

Pfd-4	Preferred shares rated Pfd-4 are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated Pfd-4 generally coincide with entities that have senior bond ratings ranging from the lower end of the BBB category through the BB category.

Pfd-5	Preferred shares rated Pfd-5 are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. Entities with a Pfd-5 rating generally have senior bond ratings of B or lower. Preferred shares rated Pfd-5 often have characteristics that, if not remedied, may lead to default.

D	A security rated D implies the dividend or principal payment is in default per the legal documents, the issuer has made it clear that this will be the case in the near future or in certain cases, that there has been a distressed exchange. As such, the nonpayment of a dividend does not necessarily give rise to the assignment of a D rating. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue until such time as the rating is discontinued or reinstated by DBRS.

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APPENDIX C — PROXY VOTING POLICIES

BLACKROCK INVESTMENT MANAGEMENT, LLC

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots, as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

Director elections

In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.

In particular, common impediments to independence in the U.S. may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees that we do not consider to be independent.

When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

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Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:

Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders

Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance

Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

*	In addition to the company under review

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning

The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote

The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval

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The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

Members of the compensation committee where the company has repriced options without shareholder approval

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose their views on:

The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates

The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details

The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process

While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

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CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors / staggered terms

We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.

Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide

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transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair / CEO Model		Separate Chair Model

	Chair / CEO	Lead Director	Chair

Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors

Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit

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committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to

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facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

There should be clear strategic, operational, and / or financial rationale for the combination

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own

We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive Compensation

We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

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Advisory votes on the frequency of Say on Pay resolutions

BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.

However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.

Claw back proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock [or an unvested award] in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interest of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

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•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.

BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry-specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of

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climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.

BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:

1)

Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and

2)

Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.

See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.

We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.

We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:

•	The company has already taken sufficient steps to address the concern

•	The company is in the process of actively implementing a response

•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect their long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

Climate risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long-term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.

Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal

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but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

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Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder Protections

Amendment to charter / articles / bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

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In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

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PART C: OTHER INFORMATION

Item 28: Exhibits

(a)(1)

Certificate of Trust dated November 8, 2017, is incorporated by reference to Exhibit (a)(1) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the Securities and Exchange Commission (“SEC”) on June 12, 2018 (the “Initial Registration Statement”).

(a)(2)	Amendment to Certificate of Trust dated March 22, 2018, is incorporated by reference to Exhibit (a)(2) of the Initial Registration Statement.

(a)(3)

Second Amended and Restated Declaration of Trust dated June 12, 2018, is incorporated by reference to Exhibit (a)(3) of the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on July 2, 2018 (“Pre-Effective Amendment No. 1”).

(a)(4)

Amended Schedule A to the Second Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on September 27, 2018.

(b)	By-Laws dated June 12, 2018, is incorporated by reference to Exhibit (b) of Pre-Effective Amendment No.1.

(c)	Instruments Defining Rights of Security Holders. Incorporated by reference to Exhibits (a) and (b).

(d)(1)	Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No.1.

(d)(2)

Amendment dated December 1, 2018 to the Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(2) of the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 9, 2019 (“Post-Effective Amendment No. 8”).

(d)(3)	Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(2) of Pre-Effective Amendment No.1.

(d)(4)

Amendment dated December 1, 2018 to Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 8.

(d)(5)

Amendment dated as of April 10, 2019 to the Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 8.

(d)(6)	Investment Sub-Advisory Agreement with BNY Mellon Asset Management North America Corporation, dated June 22, 2018, is incorporated by reference to Exhibit (d)(3) of Pre-Effective Amendment No.1.

(d)(7)	Investment Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P., dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of Pre-Effective Amendment No.1.

(d)(8)	Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(5) of Pre-Effective Amendment No.1.

(d)(9)

Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on October 16, 2018 (“Post-Effective Amendment No. 3”).

(d)(10)

Amendment dated December 1, 2018 to the Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 8.

(e)(1)	Distribution Agreement, dated June 22, 2018, between the Trust and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(1) of Pre-Effective Amendment No.1.

(e)(2)	Amendment dated December 1, 2018 to the Distribution Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 8.

(e)(3)

Distribution and Fund Support Services Agreement, dated June 22, 2018, between the Adviser and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(2) of Pre-Effective Amendment No.1.

(e)(4)	Form of Dealer Agreement, is incorporated by reference to Exhibit (e)(3) of Pre-Effective Amendment No.1.

(f)	Not applicable.

(g)(1)	Custody Agreement, dated June 6, 2018 between the Trust and Brown Brothers Harriman & Co, is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No.1.

(g)(2)	Amended Appendix A to the Custody Agreement, dated June 6, 2018, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 8.

(h)(1)	Administration Agreement, dated June 22, 2018 between the Trust and Brown Brothers Harriman & Co, is incorporated by reference to Exhibit (h)(1) of Pre-Effective Amendment No.1.

(h)(2)	Amended Appendix A to the Administration Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 8.

(h)(3)	Transfer Agency and Service Agreement, dated June 6, 2018, between the Trust and DST Asset Manager Solutions, Inc., is incorporated by reference to Exhibit (h)(2) of Pre-Effective Amendment No.1.

(h)(4)	Amendment dated December 1, 2018 to the Transfer Agency and Service Agreement, dated June 6, 2018, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 8.

(h)(5)	Operating Expenses Limitation Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(3) of Pre-Effective Amendment No.1.

(h)(6)	Operating Expenses Limitation Agreement, dated December 1, 2018, is incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 8.

(h)(7)	Advisory Fee Waiver Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No.1.

(h)(8)	Advisory Fee Waiver Agreement, dated December 1, 2018, is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 8.

(h)(9)	Powers of Attorney, is incorporated by reference to Exhibit (h)(5) of the Initial Registration Statement.

(h)(10)	Power of Attorney, is incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 8.

(h)(11)	Form of Class Action Services Agreement between the Trust and Brown Brothers Harriman & Co., is incorporated by reference to Exhibit (h)(6) of Pre-Effective Amendment No.1.

(h)(12)	Amended Schedule 1 to the Form of Class Action Services Agreement, is incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 8.

(h)(13)

Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 3.

(h)(14)

Amendment dated December 1, 2018 to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(14) of Post-Effective Amendment No. 8.

(h)(15)

Amendment dated as of April 10, 2019 to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(15) of Post-Effective Amendment No. 8.

(i)	Opinion and consent of counsel. Filed herewith.

(j)	Consent of independent registered public accounting firm. Filed herewith.

(k)	Not applicable.

(l)	Purchase Agreement, dated June 6, 2018 between the Trust and the Adviser, is incorporated by reference to Exhibit (l) of Pre-Effective Amendment No.1.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for the Trust, is incorporated by reference to Exhibit (p)(1) of Pre-Effective Amendment No.1.

(p)(2)	Code of Ethics for the Adviser, is incorporated by reference to Exhibit (p)(2) of Pre-Effective Amendment No.1.

(p)(3)	Code of Ethics for BlackRock, BlackRock International Limited and BlackRock (Singapore) Limited, is incorporated by reference to Exhibit (p)(3) of Pre-Effective Amendment No.1.

(p)(4)	Code of Ethics for BNY Mellon, is incorporated by reference to Exhibit (p)(4) of Pre-Effective Amendment No.1.

(p)(5)	Code of Ethics for Goldman, is incorporated by reference to Exhibit (p)(5) of Pre-Effective Amendment No.1.

(p)(6)	Code of Ethics for PIMCO, is incorporated by reference to Exhibit (p)(6) of Pre-Effective Amendment No.1.

(p)(7)	Code of Ethics for Russell Investments Implementation Services, LLC, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 3.

(p)(8)	Amended Exhibit A and Exhibit B of the Code of Ethics of the Trust, is incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 8.

Item 29. Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article VII, Section 4 of Registrant’s Declaration of Trust. Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See “Management of the Trust” in Part B.

The business or other connections of each director and officer of J.P. Morgan Private Investments Inc. (adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund) is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Private Investments Inc. and is incorporated herein by reference.

The business or other connections of each director and officer of BlackRock Investment Management, LLC (sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock Investment Management, LLC and is incorporated herein by reference.

The business or other connections of each director and officer of Mellon Investments Corporation (sub-adviser to the Six Circles Tax Aware Ultra Short Duration Fund) is currently listed in the investment advisor registration on Form ADV for Mellon Investments Corporation and is incorporated herein by reference.

The business or other connections of each director and officer of Goldman Sachs Asset Management, L.P. (sub-adviser to the Six Circles Ultra Short Duration Fund and Six Circles Tax Aware Ultra Short Duration Fund) is currently listed in the investment advisor registration on Form ADV for Goldman Sachs Asset Management, L.P. and is incorporated herein by reference.

The business or other connections of each director and officer of Pacific Investment Management Company LLC (sub-adviser to the Six Circles Ultra Short Duration Fund and Six Circles Tax Aware Ultra Short Duration Fund) is currently listed in the investment advisor registration on Form ADV for Pacific Investment Management Company LLC and is incorporated herein by reference.

The business or other connections of each director and officer of Russell Investments Implementation Services, LLC (interim sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund) is currently listed in the investment advisor registration on Form ADV for Russell Investments Implementation Services, LLC and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)

Foreside Fund Services, LLC is the principal underwriter of the Registrant’s shares. Foreside Fund Services, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Foreside Fund Services, LLC is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services, LLC acts as the principal underwriter for the following additional investment companies registered under the 1940 Act:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AGF Investments Trust (f/k/a FQF Trust)
5.	AlphaCentric Prime Meridian Income Fund
6.	American Century ETF Trust
7.	American Customer SatisfactioN ETF, Series of ETF Series Solutions
8.	Amplify ETF Trust
9.	ARK ETF Trust
10.	Bluestone Community Development Fund (f/k/a The 504 Fund)
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
12.	Brand Value ETF, Series of ETF Series Solutions
13.	Bridgeway Funds, Inc.
14.	Brinker Capital Destinations Trust
15.	Calamos Convertible and High Income Fund
16.	Calamos Convertible Opportunities and Income Fund
17.	Calamos Global Total Return Fund
18.	Carlyle Tactical Private Credit Fund
19.	Center Coast Brookfield MLP & Energy Infrastructure Fund
20.	Cliffwater Corporate Lending Fund
21.	CornerCap Group of Funds
22.	Davis Fundamental ETF Trust
23.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
24.	Defiance Next Gen Food & Agriculture ETF, Series of ETF Series Solutions
25.	Defiance Quantum ETF, Series of ETF Series Solutions
26.	Direxion Shares ETF Trust
27.	Eaton Vance NextShares Trust
28.	Eaton Vance NextShares Trust II
29.	EIP Investment Trust
30.	Ellington Income Opportunities Fund
31.	EntrepreneurShares Series Trust
32.	Esoterica Thematic Trust
33.	Evanston Alternative Opportunities Fund
34.	EventShares U.S. Legislative Opportunities ETF, Series of Listed Funds Trust
35.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
36.	Fiera Capital Series Trust
37.	FlexShares Trust
38.	Forum Funds
39.	Forum Funds II
40.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
41.	GraniteShares ETF Trust
42.	Guinness Atkinson Funds
43.	Infinity Core Alternative Fund
44.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
45.	Innovator ETFs Trust
46.	Ironwood Institutional Multi-Strategy Fund LLC
47.	Ironwood Multi-Strategy Fund LLC
48.	IVA Fiduciary Trust
49.	John Hancock Exchange-Traded Fund Trust
50.	Manor Investment Funds
51.	Miller/Howard Funds Trust
52.	Miller/Howard High Income Equity Fund
53.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
54.	Morningstar Funds Trust
55.	OSI ETF Trust
56.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
57.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
58.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
59.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
60.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
61.	Pacific Global ETF Trust
62.	Palmer Square Opportunistic Income Fund
63.	Partners Group Private Income Opportunities, LLC
64.	PENN Capital Funds Trust
65.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
66.	Plan Investment Fund, Inc.
67.	PMC Funds, Series of Trust for Professional Managers
68.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
69.	Quaker Investment Trust
70.	Renaissance Capital Greenwich Funds
71.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
72.	RMB Investors Trust (f/k/a Burnham Investors Trust)
73.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
74.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
75.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
76.	Salient MF Trust
77.	SharesPost 100 Fund
78.	Sound Shore Fund, Inc.
79.	Source Dividend Opportunity ETF, Series of Listed Funds Trust
80.	Strategy Shares
81.	Syntax ETF Trust
82.	Tactical Income ETF, Series of Collaborative Investment Series Trust
83.	The Chartwell Funds
84.	The Community Development Fund
85.	The Relative Value Fund
86.	Third Avenue Trust
87.	Third Avenue Variable Series Trust
88.	Tidal ETF Trust
89.	TIFF Investment Program
90.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
91.	Timothy Plan International ETF, Series of The Timothy Plan
92.	Timothy Plan US Large Cap Core ETF, Series of The Timothy Plan
93.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
94.	Transamerica ETF Trust
95.	TrueMark AI & Deep Learning Fund, Series of Listed Funds Trust
96.	TruMark ESG Active Opportunities Fund, Series of Listed Funds Trust
97.	U.S. Global Investors Funds
98.	Variant Alternative Income Fund
99.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
100.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
101.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
102.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
103.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
104.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
105.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
106.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
107.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
108.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
109.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
110.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
111.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
112.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
113.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
114.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
115.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
116.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
117.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
118.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
119.	Vivaldi Opportunities Fund
120.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
121.	WisdomTree Trust
122.	WST Investment Trust
123.	XAI Octagon Floating Rate & Alternative Income Term Trust
(b)	The directors and officers of Foreside Fund Services, LLC are set forth below. The business address of each director or officer is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name with Registrant	Positions and Offices With Foreside Fund Services, LLC	Address	Positions with Registrant
Richard J. Berthy	President, Treasurer and Manager	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Mark A. Fairbanks	Vice President	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Jennifer K. DiValerio	Vice President	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	None
Nanette K. Chern	Vice President and Chief Compliance Officer	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Jennifer E. Hoopes	Secretary	Three Canal Plaza, Suite 100, Portland, ME 04101	None
(c)	Not applicable.

Item 33. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Private Investments Inc., the Registrant’s investment adviser, at 383 Madison Avenue, New York, NY 10179 (records relating to its functions as investment adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund).

Foreside Fund Services, LLC, the Registrant’s distributor, at Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its functions as distributor to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund).

Brown Brothers Harriman & Co., the Registrant’s custodian, at 140 Broadway, New York, New York 10005 (records relating to its functions as custodian to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund).

Brown Brothers Harriman & Co., the Registrant’s administrator, at 140 Broadway, New York, New York 10005 (records relating to its functions as administrator to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund).

DST Asset Manager Solutions, Inc., the Registrant’s transfer agent, at 2000 Crown Colony Drive, Quincy, MA 02169 (records relating to its functions as transfer agent to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund).

Registrant’s Sub-Advisers and Sub-Sub-Advisers

BlackRock Investment Management, LLC, at 1 University Square Drive, Princeton, New Jersey 08540 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund and Six Circles Global Bond Fund).

Mellon Investments Corporation, at 201 Washington Street, Suite 2900, Boston, Massachusetts 02108 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Ultra Short Duration Fund).

Goldman Sachs Asset Management L.P., at 200 West Street, New York, New York 10282 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund and Six Circles Tax Aware Ultra Short Duration Fund).

Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund and Six Circles Tax Aware Ultra Short Duration Fund).

Russell Investments Implementation Services, LLC, at 1302 2nd Avenue, 18th Floor, Seattle, WA 98101 (records relating to its functions as interim sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 20 to Registration Statement No. 333-225588 to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2020.

Six Circles Trust

By:	/s/ Mary Savino
Name:	Mary Savino
Title:	Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2020.

/s/ Mary Savino
Mary Savino Trustee

/s/ Lisa Borders*
Lisa Borders Trustee

/s/ James P. Donovan*
James P. Donovan Trustee

/s/ Kevin Klingert*
Kevin Klingert Trustee

/s/ Neil Medugno*
Neil Medugno Trustee

/s/ Lauren Stack*
Lauren Stack Trustee

/s/ Gregory R. McNeil
Gregory R. McNeil Principal Financial Officer and Treasurer

*By:

/s/ Mary Savino
Mary Savino** Attorney-in-Fact

**Executed by Mary Savino on behalf of each of the Trustees pursuant to Powers of Attorney dated June 12, 2018.

EXHIBIT INDEX

Exhibit No.	Description

EX.99.i	Opinion and consent of counsel.
EX.99.j	Consent of independent registered public accounting firm.